                                                                     EXHIBIT 2.2
                                                                  EXECUTION COPY


================================================================================


                              EXCHANGE AGREEMENT

                         Dated as of February 19, 2002



                                     Among



                          DAVEL COMMUNICATIONS, INC.,

                       DAVEL FINANCING COMPANY, L.L.C.,

                                DF MERGER CORP.

                                      and

                         PHONETEL TECHNOLOGIES, INC.,

                         CHEROKEE COMMUNICATIONS, INC.

                                      and

              THE PERSONS IDENTIFIED HEREIN AS THE DAVEL LENDERS

                                      and

             THE PERSONS IDENTIFIED HEREIN AS THE PHONETEL LENDERS

================================================================================

                               TABLE OF CONTENTS

RECITALS:..................................................................  1

ARTICLE I DEFINITIONS......................................................  3

     Section  1.1 Defined Terms............................................  3

     Section  1.2 Interpretation...........................................  7

ARTICLE II DEBT FOR EQUITY EXCHANGES.......................................  7

     Section  2.1 Davel Debt for Equity Exchange...........................  7

     Section  2.2 PhoneTel Debt for Equity Exchange........................  8

     Section  2.3 Closing of Debt for Equity Exchanges.....................  8

     Section  2.4 Further Assurances.......................................  9

ARTICLE III REPRESENTATIONS AND WARRANTIES.................................  9

     Section  3.1 Representations and Warranties of the Davel Parties......  9

     Section  3.2 Representations and Warranties of the PhoneTel Parties... 13

     Section  3.3 Representations and Warranties of the Davel Lenders...... 16

     Section  3.4 Representations and Warranties of the PhoneTel Lenders... 17

ARTICLE IV COVENANTS....................................................... 18

     Section  4.1 Davel Covenants.......................................... 18

     Section  4.2 PhoneTel Covenants....................................... 20

ARTICLE V CONDITIONS TO CLOSING............................................ 21

     Section  5.1 Conditions to the Obligations of the Lenders............. 21

     Section  5.2 Conditions to the Obligations of Davel and PhoneTel...... 22

ARTICLE VI MISCELLANEOUS................................................... 23

     Section  6.1 Notices.................................................. 23

     Section  6.2 Entire Agreement; Amendments; Waiver..................... 24

     Section  6.3 No Relationship..........................................  25

     Section  6.4 Successors and Assigns; Survival.........................  25

     Section  6.5 Termination..............................................  25

     Section  6.6 Expenses.................................................  25

     Section  6.7 Counterpart and Telecopier Execution.....................  25

     Section  6.8 Governing Law; Submission to Jurisdiction................  26

     Section  6.9 TRIAL BY JURY............................................  26

     Section  6.10 Severability............................................  26

     Section  6.11 Captions................................................  26

         List of Schedules, Exhibits and Annexes to Exchange Agreement
         -------------------------------------------------------------

                                   Schedules
                                   ---------

         Schedule 2.1 - List of Exchanged Davel Loans and Davel Debt Exchange
         ------------
         Shares

         Schedule 2.2 - List of Exchanged PhoneTel Loans and PhoneTel Debt
         ------------
         Exchange Shares

         Schedule 2.3(A) - List of promissory notes, instruments of assignment
         ---------------
         and other closing documents to be delivered by Davel Lenders to Davel Financing

         Schedule 2.3(B) - List of stock certificates, officers' certificates,
         ---------------
         promissory notes and other closing documents to be delivered by Davel Financing to the Davel Lenders

         Schedule 2.3(C) - List of promissory notes, instruments of assignment
         ---------------
         and other closing documents to be delivered by PhoneTel Lenders to PhoneTel

         Schedule 2.3(D) - List of stock certificates, officers' certificates,
         ---------------
         promissory notes and other closing document to be delivered by PhoneTel to the PhoneTel Lenders

         Schedule 3.1(E) - Davel Governmental Approvals
         ---------------

         Schedule 3.1(F)(1) - Authorized and Issued Capital Stock of Davel as of
         ------------------
         Date of Execution

         Schedule 3.1(F)(2) - Authorized and Issued Capital Stock of Davel after
         ------------------
         the Davel Effective Time; Schedule of Rights to Purchase Capital Stock of Davel after the Davel Effective Time

         Schedule 3.1(F)(3) - Authorized and Issued Capital Stock of Davel after
         ------------------
         the PhoneTel Effective Time; Schedule of Rights to Purchase Capital Stock of Davel after the PhoneTel Effective Time

Schedule 3.1(F)(5) - Pre-emptive Rights
------------------

Schedule 3.1(F)(6) - Authorized and Issued Capital Stock of D Sub
------------------

Schedule 3.1(K) - Certain Fees
---------------

Schedule 3.2(E) - PhoneTel Governmental Approvals
---------------

Schedule 3.2(F)(1) - Authorized and Issued Capital Stock of PhoneTel
------------------
as of Date of Execution

Schedule 3.2(F)(2) - Authorized and Issued Capital Stock of PhoneTel
------------------
after PhoneTel Debt for Equity Exchange but before Davel Effective Time and the PhoneTel Effective Time

Schedule 3.2(F)(4) - Pre-emptive Rights
------------------

Schedule 3.2(K) - Certain Fees
---------------

Schedule 3.3(E) - Disclosure relating to Government Approvals
---------------

Schedule 3.3(F) - Disclosure relating to ownership of the Davel Loans
---------------

Schedule 3.4(E) - Disclosure relating to Government Approvals
---------------

Schedule 3.4(F) - Disclosure relating to ownership of the PhoneTel
---------------
Loans

                         Exhibits
                         --------

Exhibit A - Commitment Letter
---------

Exhibit B - Registration Rights Agreement
---------

          THIS EXCHANGE AGREEMENT (this "Agreement"), dated as of the 19th day
                                         ---------
of February, 2002, is being entered into by and among DAVEL COMMUNICATIONS, INC., a Delaware corporation ("Davel"), DAVEL FINANCING COMPANY, L.L.C., a
                               -----
Delaware limited liability company wholly owned by Davel ("Davel Financing"), DF
                                                           ---------------
MERGER CORP., a Delaware corporation and a wholly-owned subsidiary of Davel Financing ("D Sub"), PHONETEL TECHNOLOGIES, INC., an Ohio corporation
            -----
("PhoneTel" and, together with Davel, the "Companies"), CHEROKEE COMMUNICATIONS,
  --------                                 ---------
INC., a Texas corporation and a wholly owned subsidiary of PhoneTel

("Cherokee"), the persons identified on the signature pages to this Agreement as
  --------
the "Davel Lenders" (the "Davel Lenders"), and the persons identified on the
                          -------------
signature pages to this Agreement as the "PhoneTel Lenders" (the "PhoneTel
                                                                  --------
Lenders" and, together with the Davel Lenders, the "Lenders").
-------                                             -------

                                   RECITALS:

          A. Davel Financing (as the borrower), Davel and certain subsidiaries of Davel (as guarantors) and the Davel Lenders are parties to a Credit Agreement dated as of December 23, 1998 (as amended and modified by the First Amendment to Credit Agreement and Consent and Waiver dated as of April 8, 1999, the Second Amendment to Credit Agreement dated as of March 9, 2000, the Third Amendment to Credit Agreement dated as of June 22, 2000, the Fourth Amendment to Credit Agreement dated as of September 28, 2000, the Fifth Amendment to Credit Agreement and Waiver dated as of November 29, 2000, the Sixth Amendment to Credit Agreement and Waiver dated as of March 23, 2001 and the Seventh Amendment to Credit Agreement and Consent and Waiver dated as of February 19, 2002 and as may be further amended or modified from time to time, the "Davel Credit
                                                           ------------
Agreement") providing for a senior secured credit facility (the "Davel Credit
---------                                                        ------------
Facility") in a maximum aggregate amount of $280,000,000 consisting of "Term A
--------
Loans", "Term B Loans" and "Revolving Loans" (each as defined in the Davel Credit Agreement and, collectively, the "Davel Loans"). As of the date hereof,
                                         -----------
the following Davel Loans are outstanding: $109,492,354 in principal amount of Term A Loans, $93,379,558 in principal amount of Term B Loans and $34,383,088 in principal amount of Revolving Loans, in each case excluding any outstanding fees, interest and expenses.

          B. PhoneTel and Cherokee (as the borrowers) are parties to a Loan and Security Agreement dated as of November 17, 1999 (as amended by Amendments Numbers One through Eight, most recently dated February 19, 2002 and as may be further amended or modified from time to time, the "PhoneTel Credit Agreement")
                                                    -------------------------
providing for a senior secured credit facility (the "PhoneTel Credit Facility")
                                                     ------------------------
in a maximum aggregate amount of $46,000,000 consisting of revolving credit loans (the "PhoneTel Loans"). As of December 31, 2001, $62,634,745 in principal
            --------------
amount (including capitalized fees, interest and expenses) of PhoneTel Loans were outstanding.

          C. In connection with the formation of D Sub, Davel Financing contributed to D Sub a promissory note dated February 19, 2002 in the principal amount of $342,551.46 (the "D Sub Note") in exchange for 1,000 shares of common
                            ----------
stock of D Sub, having no par value ("D Sub Common Stock"), constituting all the
                                      ------------------
issued and outstanding capital stock of D Sub.

          D. PhoneTel, Davel, Davel Financing, D Sub and PT Merger Corp., a Delaware corporation and a wholly owned subsidiary of Davel Financing ("P Sub"),
                                                                        -----
are parties to an Agreement and Plan of Reorganization and Merger dated as of February 19, 2002 (the "Merger Agreement") providing for (i) the merger of P Sub
                        ----------------
with and into PhoneTel (the "PhoneTel Merger"), with PhoneTel surviving as a
                             ---------------
wholly owned subsidiary of Davel Financing, and (ii) the merger of D Sub with and into Davel Financing, with Davel Financing as the surviving entity (the

"Davel Merger" and, together with the PhoneTel Merger, the "Mergers").  The
-------------                                               -------
Merger Agreement provides that, in connection with the PhoneTel Merger: (i) the shares of common stock of PhoneTel common stock, par value $.01 per share

("PhoneTel Common Stock"), outstanding after giving effect to the transactions
-----------------------
contemplated by Paragraph F below, will be converted into a number of fully paid and nonassessable shares of common stock of Davel, par value $.01 per share

("Davel Common Stock"), as more fully set forth in the Merger Agreement (with
--------------------
the number of shares of Davel Common Stock into which each share of PhoneTel Common Stock is so converted being sometimes referred to herein as the "PhoneTel
                                                                        --------
Merger Exchange Ratio"), (ii) each outstanding option to purchase PhoneTel
---------------------
Common Stock (a "PhoneTel Option") will be converted into an option (an
                 ---------------
"Adjusted PhoneTel Option") to purchase a corresponding number of shares of
-------------------------
Davel Common Stock, with Davel assuming the obligations under such Adjusted PhoneTel Options, and (iii) each outstanding warrant to purchase PhoneTel Common Stock (a "PhoneTel Warrant") will be converted into a warrant (an "Adjusted
          ----------------                                         --------
PhoneTel Warrant") to purchase a corresponding number of shares of Davel Common
----------------
Stock, with Davel assuming the obligations under such Adjusted PhoneTel Warrants, with the aggregate of (i), (ii) and (iii) representing 36.5% of the number of shares of Davel Common Stock that will be outstanding on a fully-diluted basis (without giving effect to the intended reservation of Davel Common Stock for issuance in respect of stock options and warrants of Davel that is referred to in Section 3.1(f)(ii)) immediately after the Mergers. The Merger Agreement further provides that, in connection with the Davel Merger, the outstanding shares of D Sub Common Stock will be converted into a number of fully paid and nonassessable shares of common stock of Davel Common Stock representing 59.06% of the number of shares of Davel Common Stock that will be outstanding on a fully-diluted basis (after giving effect to the intended reservation of Davel Common Stock for issuance in respect of stock options and warrants of Davel that is referred to in Section 3.1(f)(ii)) immediately after the Mergers (with the number of shares of Davel Common Stock into which each share of D Sub Common Stock is so converted being sometimes referred to herein as the "Davel Merger Exchange Ratio").
        ---------------------------

          E. It is contemplated that, prior to the Mergers, the Certificate of Incorporation of Davel will be amended to increase the authorized number of shares of common stock of Davel to 1,000,000,000 (one billion) shares.

          F. In contemplation of the Mergers, PhoneTel and Davel, on the one hand, and the Davel Lenders and the PhoneTel Lenders, on the other hand, are, simultaneously with the execution of this Agreement, executing a commitment letter in the form attached hereto as Exhibit A (the "Commitment Letter"), which
                                      ---------       -----------------
Commitment Letter contemplates that, in connection with and contingent upon the consummation of the Mergers: (i) the Davel Lenders will assign to Davel Financing a portion of the Davel Loans in exchange for the transfer by Davel Financing to the Davel Lenders of all the issued and outstanding shares of D Sub Common Stock (such exchange being referred to herein as the "Davel Debt for
                                                             --------------
Equity Exchange"), which shares are to be converted pursuant to the Davel Merger
---------------
into shares of Davel Common Stock, (ii)
the PhoneTel Lenders will assign to PhoneTel a portion of the PhoneTel Loans in exchange for the issuance by PhoneTel to the PhoneTel Lenders of shares of PhoneTel Common Stock (such exchange being referred to herein as the "PhoneTel
                                                                      --------
Debt for Equity Exchange"), which shares are to be converted into shares of
------------------------
Davel Common Stock upon consummation of the Merger and (iii) the Davel Loans not so exchanged for D Sub Common Stock (the "Retained Davel Loans") and the
                                          --------------------
PhoneTel Loans not so converted into PhoneTel Common Stock (the "Retained
                                                                 --------
PhoneTel Loans") will be consolidated into a single restructured credit facility
--------------
(the "New Credit Facility"), to be governed by a credit agreement to be executed
      -------------------
on or before the Effective Time of the Mergers.

          G. This Agreement is being entered into pursuant to the Commitment Letter in order to set forth the terms and conditions on which the Davel Debt for Equity Exchange and the PhoneTel Debt for Equity Exchange are to be effected and the respective obligations of the parties with regard thereto.

          NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

  Section  1.1  Defined Terms. Except as otherwise specified herein or as the
                -------------
context may otherwise require, the following terms have the respective meanings set forth below for all purposes of this Agreement. Except as otherwise specified herein, the terms set out in the preamble and Recitals hereto shall have the respective meanings set forth therein for all purposes of this Agreement.

          "Adjusted PhoneTel Option" has the meaning set forth in Recital D
           ------------------------
hereto.

          "Adjusted PhoneTel Warrant" has the meaning set forth in Recital D
           -------------------------
hereto.

          "Agreement" has the meaning set forth in the preamble hereto.
           ---------

          "Board of Directors" means, as applicable, the board of directors of
           ------------------
Davel from time to time, or the board of directors of PhoneTel from time to time.

          "Cherokee" has the meaning set forth in the preamble hereto.
           --------

          "Combined Proxy Statement" means the joint proxy statement,
           ------------------------
contemplated by the Merger Agreement, to be prepared jointly by PhoneTel and Davel and sent to their respective stockholders relating to the meetings of such stockholders to be held in connection with the Merger Agreement.

          "Commitment Letter" has the meaning set forth in Recital F hereto.
           -----------------

          "Companies" has the meaning set forth in the preamble hereto.
           ---------

          "Consent" in relation to the Davel Lenders means the consent of Davel
           -------
Lenders holding not less than 75% in aggregate principal amount of the Davel Loans and in relation to the PhoneTel Lenders means the consent of PhoneTel Lenders holding not less than 75% in aggregate principal amount of the PhoneTel Loans.

          "Converted Davel Debt Exchange Shares" means the shares of Davel
           ------------------------------------
Common Stock to be issued to the Davel Lenders pursuant to the Davel Merger in respect of the Davel Debt Exchange Shares, as described in Section 2.1 hereof.

          "Converted PhoneTel Debt Exchange Shares" means the shares of Davel
           ---------------------------------------
Common Stock to be issued to the PhoneTel Lenders pursuant to the PhoneTel Merger in respect of the PhoneTel Debt Exchange Shares, as described in Section
2.2 hereof.

          "Davel" has the meaning set forth in the preamble hereto.
           -----

          "Davel Common Stock" has the meaning set forth in Recital D hereto.
           ------------------

          "Davel Credit Agreement" has the meaning set forth in Recital A
           ----------------------
hereto.

          "Davel Credit Facility" has the meaning set forth in Recital A hereto.
           ---------------------

          "Davel Debt Exchange Shares" means the shares of D Sub Common Stock to
           --------------------------
be received by the Davel Lenders pursuant to the Davel Debt for Equity Exchange, as described in Section 2.1 hereof.

          "Davel Debt for Equity Exchange" has the meaning set forth in Recital
           ------------------------------
F hereto.

          "Davel Effective Time" means the Davel Effective Time as determined
           --------------------
pursuant to the Merger Agreement.

          "Davel Financing" has the meaning set forth in the preamble hereto.
           ---------------

          "Davel Lenders" has the meaning set forth in the preamble hereto.
           -------------

          "Davel Loans" has the meaning set forth in Recital A hereto.
           -----------

          "Davel Material Adverse Effect" means a material adverse effect on the
           -----------------------------
ability of Davel to consummate the Transactions or, as a result of any event, change, circumstance or effect arising from or having an impact on Davel's business, assets, financial condition or results of operations, a material adverse effect on the ability of PhoneTel and its stockholders or the Lenders to realize substantially all of the benefits of the Transactions.

          "Davel Merger" has the meaning set forth in Recital D hereto.
           ------------

          "Davel Merger Exchange Ratio" has the meaning set forth in Recital D
           ---------------------------
hereto.

          "Davel Parties" means Davel, Davel Financing and D Sub.
           -------------

          "Davel Subsidiary" means a Davel Subsidiary as defined in the Merger
           ----------------
Agreement.

          "Davel Syndicate Agent" means PNC Bank N.A., as agent to the Davel
           ---------------------
Lenders under the Davel Credit Facility.

          "Debt for Equity Exchanges" means, collectively, the Davel Debt for
           -------------------------
Equity Exchange and the PhoneTel Debt for Equity Exchange.

          "D Sub" has the meaning set forth in the preamble.
           -----

          "D Sub Common Stock" has the meaning set forth in Recital C hereto.
           ------------------

          "D Sub Note" has the meaning set forth in Recital C hereto.
           ----------

          "Effective Time of the Exchanges" has the meaning set forth in Section
           -------------------------------
2.3 hereof.

          "Effective Time of the Mergers" means the earlier of the Davel
           -----------------------------
Effective Time and the PhoneTel Effective Time, it being understood that, pursuant to Section 11.01 of the Merger Agreement, it is contemplated that the Davel Effective Time and the PhoneTel Effective Time will take place substantially contemporaneously, with the Davel Effective Time immediately preceding the PhoneTel Effective Time.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.
           ------------

          "Exchange Closing" means the closing of the Davel Debt for Equity
           ----------------
Exchange and the PhoneTel Debt for Equity Exchange, as described in Section 2.3 hereof.

          "Exchanged Davel Loans" means the Davel Loans assigned by each Davel
           ---------------------
Lender to Davel Financing in exchange for the D Sub Common Stock, as described in Section 2.1 hereof.

          "Exchanged PhoneTel Loans" means the PhoneTel Loans assigned by each
           ------------------------
PhoneTel Lender to PhoneTel in exchange for the PhoneTel Debt Exchange Shares, as described in Section 2.2 hereof.

          "Governmental Entity" means any federal, state, local, foreign or
           -------------------
other governmental department, commission, board, bureau, agency or instrumentality.

          "Lenders" has the meaning set forth in the preamble hereto.
           -------

          "Letter of Intent" means the Letter of Intent dated as of June 12,
           ----------------
2001 between Davel and PhoneTel, as amended from time to time through January 31, 2002.

          "Merger Agreement" has the meaning set forth in Recital D hereto.
           ----------------

          "Mergers" has the meaning set forth in Recital D hereto.
           -------

          "New Credit Facility" has the meaning set forth in Recital F hereto.
           -------------------

          "PhoneTel" has the meaning set forth in the preamble hereto.
           --------

          "PhoneTel Common Stock" has the meaning set forth in Recital D hereto.
           ---------------------

          "PhoneTel Credit Agreement" has the meaning set forth in Recital B
           -------------------------
hereto.

          "PhoneTel Credit Facility" has the meaning set forth in Recital B
           ------------------------
hereto.

          "PhoneTel Debt Exchange Shares" means the shares of PhoneTel Common
           -----------------------------
Stock to be received by the PhoneTel Lenders pursuant to the PhoneTel Debt for Equity Exchange, as described in Section 2.2 hereof.

          "PhoneTel Debt for Equity Exchange" has the meaning set forth in
           ---------------------------------
Recital F hereto.

          "PhoneTel Effective Time" means the PhoneTel Effective Time as
           -----------------------
determined pursuant to the Merger Agreement.

          "PhoneTel Lenders" has the meaning set forth in the preamble hereto.
           ----------------

          "PhoneTel Loans" has the meaning set forth in Recital B hereto.
           --------------

          "PhoneTel Material Adverse Effect" means a material adverse effect on
           --------------------------------
the ability of PhoneTel to consummate the Transactions or, as a result of any event, change, circumstance, or effect arising from or having an impact on PhoneTel's business, financial condition or results of operations, a material adverse effect on the ability of Davel and its stockholders or the Lenders to realize substantially all of the benefits of the Transactions.

          "PhoneTel Merger" has the meaning set forth in Recital D hereto.
           ---------------

          "PhoneTel Merger Exchange Ratio" has the meaning set forth in Recital
           ------------------------------
D hereto.

          "PhoneTel Option" has the meaning set forth in Recital D hereto.
           ---------------

          "PhoneTel Parties" means PhoneTel and Cherokee.
           ----------------

          "PhoneTel Subsidiary" means a PhoneTel Subsidiary as defined in the
           -------------------
Merger Agreement.

          "PhoneTel Syndicate Agent" means Foothill Capital Corporation, as
           ------------------------
agent to the PhoneTel Lenders under the PhoneTel Credit Facility.

          "PhoneTel Warrant" has the meaning set forth in Recital D hereto.
           ----------------

          "P Sub" has the meaning set forth in Recital D hereto.
           -----

          "Registration Rights Agreement" means the Registration Rights
           -----------------------------
Agreement described in Section 5.1(j) hereof.

          "Registration Statement" means the Registration Statement to be filed
           ----------------------
on Securities Act Form S-4 pursuant to Section 8.06 of the Merger Agreement in respect of the shares of Davel Common Stock to be issued in the Mergers, including, without limitation, the Converted Davel Debt Exchange Shares and the Converted PhoneTel Debt Exchange Shares.

          "Retained Davel Loans" has the meaning set forth in Recital F hereto.
           --------------------

          "Retained PhoneTel Loans" has the meaning set forth in Recital F
           -----------------------
hereto.

          "Securities Act" means the Securities Act of 1933, as amended.
           --------------

          "Servicing Agreement" means the Servicing Agreement dated as of June
           -------------------
12, 2001 between Davel and PhoneTel as amended from time to time through December 31, 2001.

          "Transaction Agreements" means, collectively, this Agreement, the
           ----------------------
Merger Agreement, the Commitment Letter, the Registration Rights Agreement and any other agreement or instrument executed and delivered pursuant to any of the foregoing (including, without limitation, any documentation relating to the New Credit Facility).

          "Transactions" means all the transactions contemplated by the
           ------------
Transaction Agreements.

  Section  1.2  Interpretation.  Whenever used in this Agreement, except as
                --------------
otherwise expressly provided or unless the context otherwise requires, any noun or pronoun shall be deemed to include the plural as well as the singular and to cover all genders. Unless otherwise specified, the terms "hereof" and "herein" and similar terms refer to this Agreement as a whole (including the exhibits and schedules hereto), and references herein to Articles, Sections and subsections are to Articles, Sections and subsections of this Agreement unless otherwise specified. All terms defined in this Agreement shall have the defined meanings when used in any notice or other document made or delivered pursuant hereto, unless otherwise defined therein.

                                  ARTICLE II

                           DEBT FOR EQUITY EXCHANGES
                           -------------------------

  Section  2.1  Davel Debt for Equity Exchange.  Immediately prior to the
                ------------------------------
Effective Time of the Mergers, subject to the fulfillment of the applicable conditions set forth in Article V below, each Davel Lender shall assign to Davel Financing the Davel Loans listed in Column A of Schedule 2.1 hereto opposite the
                                                ------------
name of such Davel Lender (collectively, the "Exchanged Davel Loans") in
                                              ---------------------
exchange for the transfer by Davel Financing to such Davel Lender (or its designated affiliate) of the number of fully paid and nonassessable shares of D Sub Common Stock set forth opposite such Davel Lender's name in Column B of
Schedule 2.1 (collectively, the "Davel Debt Exchange Shares").  Immediately
------------                     --------------------------
following the assignment of the Exchanged Davel Loans to Davel Financing, such loans shall be cancelled by Davel Financing. At the

Davel Effective Time, the Davel Debt Exchange Shares will be converted pursuant to the Davel Merger into such number of shares of Davel Common Stock (the "Converted Davel Debt Exchange Shares") as is equal to the number of such Davel
 ------------------------------------
Debt Exchange Shares multiplied by the Davel Merger Exchange Ratio, subject to the provisions of the Merger Agreement regarding fractional shares.

  Section  2.2  PhoneTel Debt for Equity Exchange. Immediately prior to the
                ---------------------------------
Effective Time of the Mergers, subject to the fulfillment of the applicable conditions set forth in Article V below, each PhoneTel Lender shall assign to PhoneTel the PhoneTel Loans listed in Column A of Schedule 2.2 hereto opposite
                                                  ------------
the name of such PhoneTel Lender (collectively, the "Exchanged PhoneTel Loans")
                                                     ------------------------
in exchange for the issuance by PhoneTel to such PhoneTel Lender (or its designated affiliate) of the number of fully paid and nonassessable shares of PhoneTel Common Stock (which may include fractional shares) set forth opposite such PhoneTel Lender's name in Column B of Schedule 2.2 (collectively, the
                                           ------------
"PhoneTel Debt Exchange Shares"). Upon the assignment of such Exchanged PhoneTel
 -----------------------------
Loans to PhoneTel, such loans shall be cancelled. At the PhoneTel Effective Time, the PhoneTel Debt Exchange Shares issued to each PhoneTel Lender shall be converted pursuant to the PhoneTel Merger into such number of shares of Davel Common Stock (the "Converted PhoneTel Debt Exchange Shares") as is equal to the
                   ---------------------------------------
number of such PhoneTel Debt Exchange Shares multiplied by the PhoneTel Merger Exchange Ratio, subject to the provisions of the Merger Agreement regarding fractional shares.

  Section  2.3  Closing of Debt for Equity Exchanges.  (a)  Subject to the
                ------------------------------------
fulfillment of the applicable conditions precedent set forth in Article V below, the consummation of the Davel Debt for Equity Exchange and the PhoneTel Debt for Equity Exchange and the related actions provided for herein (the "Exchange
                                                                  --------
Closing") shall take place immediately prior to the Effective Time of the
-------
Mergers at the offices of Kirkland & Ellis, 200 East Randolph Drive, Chicago, Illinois 60601 (with the date and time of such transactions being sometimes referred to herein as the "Effective Time of the Exchanges").
                           -------------------------------

At the Exchange Closing: (i) the Davel Lenders shall deliver to Davel Financing the promissory notes, instruments of assignment and other closing documents listed on Schedule 2.3(A) hereto, (ii) Davel Financing shall deliver to the
          ---------------
Davel Lenders the stock certificates, officers' certificates, promissory notes and other closing documents listed on Schedule 2.3(B) hereto, and to the Davel
                                      ---------------
Lenders and the PhoneTel Lenders, the legal opinions, addressed to the Lenders, referred to in the Commitment Letter, (iii) the PhoneTel Lenders shall deliver to PhoneTel the promissory notes, instruments of assignment and other closing documents listed on Schedule 2.3(C) hereto and (iv) PhoneTel shall deliver to
                    ---------------
the PhoneTel Lenders the stock certificates, officers' certificates, promissory notes and other closing documents listed on Schedule 2.3(D) hereto, and to the
                                            ---------------
PhoneTel Lenders and the Davel Lenders, the legal opinions, addressed to the Lenders, referred to in the Commitment Letter.

          (b) In the event that either Merger has not become effective by 12:00 midnight (Eastern time) on the day of the Effective Time of the Exchanges, the Davel Debt for Equity Exchange and the PhoneTel Debt for Equity Exchange may, by notice given to Davel and PhoneTel by the Davel Syndicate Agent and/or the PhoneTel Syndicate Agent, be rescinded and, in such case, such Debt For Equity Exchanges shall be without any force or effect and the Exchanged Davel Loans and the Exchanged PhoneTel Loans shall be reinstated. In the event of any such rescission: (i) Davel Financing shall promptly redeliver to the Davel Lenders the promissory notes and instruments of assignment relating to the Exchanged Davel Loans, (ii) the Davel Lenders shall promptly surrender to Davel Financing the stock certificates representing the Davel Debt Exchange Shares,
(iii) PhoneTel shall promptly redeliver to the PhoneTel Lenders the promissory notes and instruments of assignment relating to the Exchanged PhoneTel Loans and
(iv) the PhoneTel Lenders shall promptly surrender to PhoneTel the stock certificates representing the PhoneTel Debt Exchange Shares.

  Section  2.4  Further Assurances.  From time to time following the Davel
                ------------------
Effective Time and the PhoneTel Effective Time, upon the reasonable request of the Lenders, each of Davel, Davel Financing and/or PhoneTel, as applicable, shall execute and deliver, or cause to be executed and delivered, to the Lenders such other instruments and take such other action as may be reasonably necessary to more effectively vest in the Lenders and the Lenders put in possession of the shares of Davel Common Stock which the Lenders are entitled to receive pursuant to the transactions contemplated by this Agreement.

                                  ARTICLE III

                        REPRESENTATIONS AND WARRANTIES.

  Section  3.1  Representations and Warranties of the Davel Parties.
                ---------------------------------------------------

          The Davel Parties, jointly and severally, represent and warrant to the other parties hereto, and acknowledge that the other parties hereto are relying on such representations and warranties in entering into this Agreement and completing the transactions contemplated herein notwithstanding any investigation made by or on behalf of any of such other parties, that:

          (a) Organization and Standing.  Davel and D Sub is each duly
              -------------------------
incorporated, validly existing and in good standing as a domestic corporation under the laws of the State of Delaware, and has all requisite corporate power and authority to own its properties and assets and to carry on its business as it is at such time being conducted. Davel Financing is duly formed, validly existing and in good standing as a domestic limited liability company under the laws of the State of Delaware and has all requisite limited liability company power and authority to own its properties and assets and to carry on its business as it is being conducted on the date of this Agreement.

          (b) Authorization.  Davel  and D Sub each has full corporate power and
              -------------
authority, and has taken all corporate action necessary, to execute and deliver this Agreement and to fulfill its obligations hereunder and to consummate the transactions contemplated hereby. Davel Financing has full limited liability company power and authority, and has taken all action necessary, to execute and deliver this Agreement and to fulfill its obligations hereunder and to consummate the transactions contemplated hereby.

          (c) No Violation. Neither the execution and delivery of this Agreement
              ------------
nor the consummation by the parties of the transactions contemplated hereby will
(i) violate any provision of the organizational documents of any Davel Party,
(ii) violate, conflict with or result in a default (or any event that, with notice or lapse of time or both, would constitute a default) under, or give rise to any right of termination, cancellation or acceleration under, any of the terms, conditions or provisions of or result in the creation of any encumbrance upon the capital stock or the assets of Davel or any of its subsidiaries (including, without limitation, Davel Financing) under any indenture, note, mortgage, other evidence of indebtedness, guarantee, license, agreement, lease or other contract or instrument or obligation to which Davel or any subsidiary thereof (including, without limitation, Davel Financing) is a party or by which Davel or any subsidiary thereof (including, without limitation, Davel Financing) or any of its assets may be bound, or (iii) violate any order, injunction, decree, statute, rule or regulation applicable to Davel or any subsidiary thereof (including, without limitation, Davel Financing) and in the case of clauses (ii) and (iii), which would have a Davel Material Adverse Effect).

       (d) Enforceability.  This Agreement has been duly executed and delivered
           --------------
by each of Davel, Davel Financing and D Sub and constitutes such party's legal, valid and binding obligation, enforceable against such party in accordance with its terms (except to the extent that the enforceability hereof may be limited by bankruptcy, insolvency or other similar laws of general applicability affecting the enforcement of creditor's rights generally and by a court's discretion in relation to equitable remedies).

       (e) Governmental Approvals.  Except as set forth in Schedule 3.1(E)
           ----------------------                          ---------------
hereto, all approvals, authorizations or other actions by, or filings with, any governmental authority necessary for the validity or enforceability of the obligations of the Davel Parties and P Sub under the Transaction Agreements have been obtained, and neither the execution and delivery of this Agreement nor the consummation by the parties of the transactions contemplated hereby will require any filing with, or the obtaining of any permit, authorization, consent or approval of, any governmental or regulatory authority whether within or outside the United States.

       (f)        Capitalization.
                  --------------

                  (i) The (A) authorized and (B) issued fully diluted capital stock of Davel as of the date of execution hereof is as set forth in Schedule 3.1(F)(1) hereto.
                                      ------------------

                  (ii) The (A) authorized and (B) issued fully diluted capital stock of Davel immediately after the Davel Effective Time will be as set forth in Schedule 3.1(F)(2) hereto.
                                                      ------------------
                         Immediately after the Davel Effective Time, the Converted Davel Debt Exchange Shares will represent 93% of the outstanding Davel Common Stock calculated on a fully diluted basis (taking into account the intended reservation of Davel Common Stock for issuance in respect of stock options and warrants of Davel from and after the Effective Time of the Exchanges). Schedule
                                                                     --------
                         3.1(F)(2) also sets forth a schedule of any stock
                         ---------
                         options, warrants or other rights exercisable for the purchase of shares of capital stock of Davel that will be outstanding immediately following the Davel Effective Time.

               (iii) The (A) authorized and (B) issued fully diluted capital stock of Davel immediately after the PhoneTel Effective Time will be as set forth in Schedule 3.1(F)(3) hereto.
                                                      ------------------
                         Immediately after the PhoneTel Effective Time, the Converted Davel Debt Exchange Shares will represent 59.06% of the outstanding Davel Common Stock calculated on a fully diluted basis (taking into account the intended reservation of Davel Common Stock for issuance in respect of stock options and warrants of Davel from and after the Effective Time of the Exchanges) and the Converted PhoneTel Debt Exchange Shares will represent 31.76% of the outstanding Davel Common Stock calculated on a fully diluted basis (taking into account the intended reservation of Davel Common Stock for issuance in respect of stock options and warrants of Davel from and after the Effective Time of the Exchanges).
                         Schedule 3.1(F)(3) also sets forth a schedule of any
                         ------------------
                         stock options, warrants or other rights exercisable for the purchase of shares of capital stock of Davel that will be outstanding immediately following the PhoneTel Effective Time (including the exercise price thereof).

               (iv) As of (A) the date of this Agreement and (B) immediately following each of (1) the Davel Effective Time and (2) the PhoneTel Effective Time, all of the outstanding shares of Davel's capital stock are (or will be) duly and validly authorized and issued, fully paid and nonassessable, have been (or will have been) issued in compliance with all federal and state securities laws, and were not issued (and will not have been issued) in violation of or subject to any preemptive rights.

               (v) Except as otherwise disclosed or contemplated in any of the Transaction Agreements or as disclosed in Schedule
                                                                       --------
                         3.1(F)(5) hereto, as of (A) the date of this Agreement
                         ---------
                         and (B) immediately following each of (1) the Debt For Equity Exchanges and (2) the Mergers, neither Davel nor any Davel Subsidiary, and, to the best knowledge of Davel (without investigation other than a review of publicly available information), no other person holding more than 5% of the Davel Common Stock (determined without giving effect to the Transactions), is or will be a party to any put option, call option, voting trust, voting agreement, irrevocable proxy or agreement providing for tag-along rights, drag-along rights, rights of first offer or refusal, registration rights or any other rights relating to the sale, purchase, transfer or other acquisition or disposition or voting of shares of Davel Common Stock.

               (vi) The authorized and issued fully diluted D Sub Common Stock immediately prior to the Davel Debt for Equity Exchange will be as set forth in Schedule 3.1(F)(6)
                                                        ------------------
                       hereto, all of which will be held by Davel Financing. All of such D Sub Common Stock will be duly and validly authorized and issued, fully paid and nonassessable, will have been issued in compliance with all federal and state securities laws, and will not have been issued in violation of or subject to any preemptive rights.

       (g) Litigation.  There is no action, suit, arbitration, inquiry,
           ----------
proceedings or investigation by or before any authority of any nature, civil, criminal, regulatory or otherwise, pending or to the knowledge of the Davel Parties, threatened against or involving any Davel Party, P Sub or any Davel Subsidiary in connection with the Debt for Equity Exchanges or the Mergers or the execution or performance of any of the Transaction Agreements.

       (h) Accuracy of Representations and Warranties.  All representations and
           ------------------------------------------
warranties of any Davel Party set forth in the Merger Agreement are accurate, true and correct in all material respects as of the date hereof (unless another date is specified in the Merger Agreement, in which case the applicable representations and warranties were true and correct as of such other date).

       (i) Disclosure Documents.
           --------------------

           (A) The portions of the Registration Statement based on information provided by Davel and, to the best knowledge of Davel, all other portions of the Registration Statement, will not, at the time such Registration Statement is filed with the Securities and Exchange Commission and at the time it becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and it will comply as to form in all material respects with the requirements of the Securities Act.

           (B) The portions of the Combined Proxy Statement based on information provided by Davel and, to the best knowledge of Davel, all other portions of the Combined Proxy Statement, will not, at the date it is first mailed to the stockholders of PhoneTel and Davel, respectively, and at the time of each meeting of such stockholders relating to the Mergers, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and it will comply as to form in all material respects with the requirements of the Exchange Act.

       (j) Anti-Takeover Provisions.  No takeover statute or applicable anti-
           ------------------------
takeover provision in Davel's Certificate of Incorporation or By Laws is, or at the Davel Effective Time and the PhoneTel Effective Time will be, applicable to the Debt for Equity Exchanges, the Mergers or any of the other transactions contemplated by the Transaction Agreements. Davel does not have and at the Davel Effective Time and the PhoneTel Effective Time will not have, in effect any "poison pill" or "shareholders rights plan".

       (k) Certain Fees.  Except as contemplated by the Commitment Letter or as
           ------------
set forth in Schedule 3.1(K), no Davel Party nor P Sub nor any of their
             ---------------
respective officers, directors or employees has employed any broker or finder or incurred any liability for any brokerage fees or commissions or finders' fees in connection with the Debt for Equity Exchanges, the Mergers or any of the other transactions contemplated by the Transaction Agreements.

  Section  3.2       Representations and Warranties of the PhoneTel Parties.
                     ------------------------------------------------------

          The PhoneTel Parties, jointly and severally, represent and warrant to the other parties hereto, and acknowledge that the other parties hereto are relying on such representations and warranties in entering into this Agreement and completing the transactions contemplated herein notwithstanding any investigation made by or on behalf of any of such other parties, that:

       (a) Organization and Standing.  PhoneTel is duly incorporated, validly
           -------------------------
existing and in good standing as a domestic corporation under the laws of the State of Ohio, and has all requisite corporate power and authority to own its properties and assets and to carry on its business as it is being conducted on the date of this Agreement. Cherokee is duly incorporated, validly existing and in good standing as a domestic corporation under the laws of the State of Texas, and has all requisite corporate power and authority to own its properties and assets and to carry on its business as it is being conducted on the date of this Agreement.

       (b) Authorization.  PhoneTel and Cherokee each has full corporate power
           -------------
and authority, and has taken all corporate action necessary, to execute and deliver this Agreement and to fulfill its obligations hereunder and to consummate the transactions contemplated hereby.

       (c) No Violation.  Neither the execution and delivery of this Agreement
           ------------
nor the consummation by the parties of the transactions contemplated hereby will
(i) violate any provision of any PhoneTel Party's organizational documents, (ii) violate, conflict with or result in a default (or any event that, with notice or lapse of time or both, would constitute a default) under, or give rise to any right of termination, cancellation or acceleration under, any of the terms, conditions or provisions of or result in the creation of any encumbrance upon the capital stock or the assets of PhoneTel or any of its subsidiaries under any indenture, note, mortgage, other evidence of indebtedness, guarantee, license, agreement, lease or other contract or instrument or obligation to which PhoneTel or any subsidiary thereof is a party or by which PhoneTel or any subsidiary thereof or any of its assets may be bound, or (iii) violate any order, injunction, decree, statute, rule or regulation applicable to PhoneTel or any subsidiary thereof, and in the case of clauses (ii) and (iii), which would have a PhoneTel Material Adverse Effect.

       (d) Enforceability.  This Agreement has been duly executed and delivered
           --------------
by each of PhoneTel and Cherokee and constitutes such party's legal, valid and binding obligation, enforceable against such party in accordance with its terms (except to the extent that the enforceability hereof may be limited by bankruptcy, insolvency or other similar laws of general applicability affecting the enforcement of creditor's rights generally and by a court's discretion in relation to equitable remedies).

       (e) Governmental Approvals.  Except as set forth in Schedule 3.2(E)
           ----------------------                          ---------------
hereto, all approvals, authorizations or other actions by, or filings with, any governmental authority necessary for the validity or enforceability of the obligations of the PhoneTel Parties under the Transaction Agreements have been obtained, and neither the execution and delivery of this Agreement nor the consummation by the parties of the transactions contemplated hereby will require any filing with, or the obtaining of any permit, authorization, consent or approval of, any governmental or regulatory authority whether within or outside the United States.

       (f) Capitalization.
           --------------

           (i) The authorized and issued fully diluted capital stock of PhoneTel as of the date of execution hereof is as set forth in
                 Schedule 3.2(F)(1) hereto.
                 ------------------

          (ii) The authorized and issued fully diluted capital stock of PhoneTel immediately after giving effect to the PhoneTel Debt for Equity Exchange but immediately prior to the PhoneTel Effective Time will be as set forth in Schedule 3.2(F)(2)
                                                        ------------------
                 hereto.

          (iii) As of (A) the date of this Agreement and (B) immediately after the PhoneTel Debt for Equity Exchange (but before the PhoneTel Effective Time), all of the outstanding shares of PhoneTel's capital stock are (or will be) duly and validly authorized and issued, fully paid and nonassessable, have been (or will have been) issued in compliance with all federal and state securities laws, and were not issued (and will not have been issued) in violation of or subject to any preemptive rights.

          (iv) Except as otherwise disclosed or contemplated in any of the Transaction Agreements or as disclosed in Schedule 3.2(F)(4)
                                                           ------------------
                 hereto, as of (A) the date of this Agreement and (B) immediately after the PhoneTel Debt For Equity Exchange neither PhoneTel nor any PhoneTel subsidiary, and, to the best knowledge of PhoneTel (without investigation other than a review of publicly available information), no other person holding more than 5% of the PhoneTel Common Stock (determined without giving effect to the Transactions), is or will be a party to any put option, call option, voting trust, voting agreement, irrevocable proxy or agreement providing for tag-along rights, drag-along rights, rights of first offer or refusal, registration rights or any other rights relating to the sale, purchase, transfer or other acquisition or disposition or voting of shares of PhoneTel Common Stock.

       (g) Litigation.  There is no action, suit, arbitration, inquiry,
           ----------
proceedings or investigation by or before any authority of any nature, civil, criminal, regulatory or otherwise, pending or to the knowledge of the PhoneTel Parties, threatened against or involving any PhoneTel Party or any PhoneTel Subsidiary in connection with any of the Transactions or the execution or performance of any of the Transaction Agreements.

       (h) Accuracy of Representations and Warranties.  All representations and
           ------------------------------------------
warranties of any PhoneTel Party set forth in the Merger Agreement are accurate, true and correct in all material respects as of the date hereof (unless another date is specified in the Merger Agreement, in which case the applicable representations and warranties were true and correct as of such other date).

       (i) Disclosure Documents.
           --------------------

           (A) The portions of the Registration Statement based on information provided by PhoneTel and, to the best knowledge of PhoneTel, all other portions of the Registration Statement, will not, at the time such Registration Statement is filed with the Securities and Exchange Commission and at the time it becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and it will comply as to form in all material respects with the requirements of the Securities Act.

           (B) The portions of the Combined Proxy Statement based on information provided by PhoneTel and, to the best knowledge of PhoneTel, all other portions of the Combined Proxy Statement, will not, at the date it is first mailed to the stockholders of PhoneTel and Davel, respectively, and at the time of each meeting of such stockholders relating to the Mergers, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and it will comply as to form in all material respects with the requirements of the Exchange Act.

       (j) Anti-Takeover Provisions.  No takeover statute or applicable anti-
           ------------------------
takeover provision in PhoneTel's Certificate of Incorporation or By Laws is, or at the Effective Time of the Exchanges will be, applicable to the PhoneTel Debt for Equity Exchange or the other transactions contemplated by this Agreement. As of the date hereof, PhoneTel has not, and at the Effective Time of the Exchanges will not have, adopted any "poison pill" or "shareholders rights plan".

       (k) Certain Fees.  Except as contemplated by the Commitment Letter or as
           ------------
set forth in Schedule 3.2(K), no PhoneTel Party nor any of their respective
             ---------------
officers, directors or employees has employed any broker or finder or incurred any liability for any brokerage fees or commissions or finders' fees in connection with Debt for Equity Exchanges, the Mergers or any of the other transactions contemplated by the Transaction Agreements.

  Section  3.3       Representations and Warranties of the Davel Lenders.
                     ---------------------------------------------------

          Each of the Davel Lenders, by its signature hereto, severally but not jointly and each as to itself, represents and warrants to the other parties hereto that:

       (a) Organization.  Such Davel Lender is duly organized, validly existing,
           ------------
and in good standing under the laws of the jurisdiction in which it is organized.

       (b) Authorization.  Such Davel Lender has full corporate or limited
           -------------
liability company or limited partnership power and authority, as the case may be, and has taken all action necessary, to execute and deliver this Agreement and to fulfill its obligations hereunder and to consummate the transactions contemplated hereby.

       (c) No Violation.  The making and performance of this Agreement by such
           ------------
Davel Lender does not and will not violate any law or regulation of the jurisdiction under which it exists, any other law or regulation applicable to it, any other agreement to which it is a party or by which it is bound or to which any of its assets are subject, or any provision of its organizational documents.

       (d) Enforceability.  This Agreement has been duly executed and delivered
           --------------
by such Davel Lender and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms (except to the extent that the enforceability hereof may be limited by bankruptcy, insolvency or other similar laws of general applicability affecting the enforcement of creditor's rights generally and by a court's discretion in relation to equitable remedies).

       (e) Governmental Approvals.  Except as set forth in Schedule 3.3(E)
           ----------------------                          ---------------
hereto, all approvals, authorizations or other actions by, or filings with, any governmental authority necessary for the validity or enforceability of the obligations of such Davel Lender under this Agreement have been obtained.

       (f) Ownership of the Davel Loans.  Except as disclosed in Schedule 3.3(F)
           ----------------------------                          ---------------
hereto, as of the date of this Agreement such Davel Lender is the sole legal owner of the Davel Loans to be exchanged by it in the Davel Debt for Equity Exchange. Between the date hereof and the Effective Time of the Exchanges, such Davel Lender will not transfer any such Davel Loan to any other person unless the transferee has first agreed in a form reasonably satisfactory to Davel to be bound by the obligations of such Davel Lender under this Agreement with respect to such transferred loans.

       (g) Certain Fees.  Neither such Davel Lender nor any of its officers,
           ------------
directors or employees has employed any broker or finder or incurred any liability for any brokerage fees or commissions or finders' fees in connection with the Davel Debt for Equity Exchange or any of the other transactions contemplated by this Agreement.

       (h) Investment Intent.  Subject to the contemplated conversion of the
           -----------------
Davel Debt Exchange Shares into shares of Davel Common Stock pursuant to the Davel Merger, such Davel Lender will be acquiring such Davel Debt Exchange Shares for investment only (whether for its own account or for one or more separate accounts maintained by it for the account of one or more pension or trust funds) and not with a view to the distribution thereof.

       (i) Accredited Investor.  Each Davel Lender is an accredited investor
           -------------------
within the meaning of Rule 501 of the Securities Act.

  Section  3.4       Representations and Warranties of the PhoneTel Lenders.
                     ------------------------------------------------------

          Each of the PhoneTel Lenders, by its signature hereto, severally but not jointly and each as to itself, represents and warrants to the other parties hereto that:

       (a) Organization.  Such PhoneTel Lender is duly organized, validly
           ------------
existing, and in good standing under the laws of the jurisdiction in which it is organized.

       (b) Authorization.  Such PhoneTel Lender has full corporate or limited
           -------------
liability company or limited partnership power and authority, as the case may be, and has taken all action necessary, to execute and deliver this Agreement and to fulfill its obligations hereunder and to consummate the transactions contemplated hereby.

       (c) No Violation.  The making and performance of this Agreement by such
           ------------
PhoneTel Lender does not and will not violate any law or regulation of the jurisdiction under which it exists, any other law or regulation applicable to it, any other agreement to which it is a party or by which it is bound or to which any of its assets are subject, or any provision of its organizational documents.

       (d) Enforceability.  This Agreement has been duly executed and delivered
           --------------
by such PhoneTel Lender and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms (except to the extent that the enforceability hereof may be limited by bankruptcy, insolvency or other similar laws of general applicability affecting the enforcement of creditor's rights generally and by a court's discretion in relation to equitable remedies).

       (e) Governmental Approvals.  Except as set forth in Schedule 3.4(E)
           ----------------------                          ---------------
hereto, all approvals, authorizations or other actions by, or filings with, any governmental authority necessary for the validity or enforceability of the obligations of such PhoneTel Lender under this Agreement have been obtained.

       (f) Ownership of the PhoneTel Loans.  Except as disclosed in Schedule
           -------------------------------                          --------
3.4(F) hereto, as of the date of this Agreement, such PhoneTel Lender is the
------
sole legal owner of the PhoneTel Loans to be exchanged by it in the PhoneTel Debt for Equity Exchange. Between the date hereof and the Effective Time of the Exchanges, such PhoneTel Lender shall not transfer any such PhoneTel Loan to any other person unless the transferee has first agreed in a form reasonably satisfactory to PhoneTel to be bound by the obligations of such PhoneTel Lender under this Agreement with respect to such transferred loans.

               (g)  Certain Fees. Neither such PhoneTel Lender nor any of its
                    ------------
officers, directors or employees has employed any broker or finder or incurred any liability for any brokerage fees or commissions or finders' fees in connection with the PhoneTel Debt for Equity Exchange or any of the other transactions contemplated by this Agreement.

               (h)  Investment Intent. Subject to the contemplated conversion of
                    -----------------
the PhoneTel Debt Exchange Shares into shares of Davel Common Stock pursuant to the Davel Merger, such PhoneTel Lender will be acquiring such PhoneTel Debt Exchange Shares for investment only (whether for its own account or for one or more separate accounts maintained by it for the account of one or more pension or trust funds) and not with a view to the distribution thereof.

               (i)  Accredited Investor. Each PhoneTel Lender is an accredited
                    -------------------
investor within the meaning of Rule 501 of the Securities Act.

                                  ARTICLE IV

                                   COVENANTS
                                   ---------

   Section  4.1  Davel Covenants. Unless otherwise authorized in writing by the
                 ---------------
Davel Syndicate Agent with the Consent of the Davel Lenders and by the PhoneTel Syndicate Agent with the Consent of the PhoneTel Lenders, and except as otherwise expressly contemplated in this Agreement:

               (a) Each Davel Party shall use its best efforts to consummate the Mergers and to cause each of the conditions precedent to the obligations of the Lenders to effect the Debt for Equity Exchanges to be met, and shall keep the Lenders fully informed of all matters relating to the Mergers.

               (b) Davel shall, pursuant to the provisions of the Securities Act, use its reasonable best efforts to cause the Registration Statement to become effective prior to the closing of the Debt for Equity Exchanges.

               (c) In the event that any shares of Davel Common Stock are or become listed on any securities exchange or automated quotation system, Davel shall promptly cause the Converted PhoneTel Debt Exchange Shares and the Converted Davel Debt Exchange Shares to be so listed.

               (d) Each Davel Party shall use its reasonable best efforts to obtain any other governmental approvals and contractual consents necessary or required in order to complete the Davel Debt for Equity Exchange, the Mergers and the other transactions contemplated by the Transaction Agreements.

               (e) Davel shall promptly notify the Davel Syndicate Agent and the PhoneTel Syndicate Agent of:

                    (i) any notice or other communication received by any Davel Party or P Sub (other than a communication relating to a consent identified in the Davel Disclosure Letter (as defined in the Merger Agreement)) from any person alleging that the consent of such person is or may be required in connection with the Debt for Equity Exchanges, the Mergers or any of the other transactions contemplated by the Transaction Agreements;

                    (ii) any notice or other communication received by any Davel Party or P Sub (other than a communication relating to a consent identified in the Davel Disclosure Letter (as defined in the Merger Agreement)) from any Governmental Entity in connection with the Debt for Equity Exchanges, the Mergers or any of the other transactions contemplated by the Transaction Agreements;

                    (iii) any actions, suits, claims, investigations or proceedings commenced or, to the knowledge of any Davel Party, threatened against, relating to or involving or otherwise affecting any Davel Party or any subsidiary thereof that relates to the consummation of the Debt for Equity Exchanges, the Mergers or any of the other transactions contemplated by the Transaction Agreements; and

                    (iv) any action, event or occurrence that would constitute a breach of any representation, warranty, covenant or agreement of any Davel Party set forth in this Agreement, the Commitment Letter, the Merger Agreement or any other Transaction Agreement.

               (f) No Davel Party shall agree to any material amendment of the Merger Agreement without the prior written authorization of the Davel Syndicate Agent with the Consent of the Davel Lenders and the PhoneTel Syndicate Agent with the Consent of the PhoneTel Lenders.

               (g) The Davel Parties shall consult with the Davel Syndicate Agent and the PhoneTel Syndicate Agent before issuing any press release or making any public statement with respect to this Agreement (or any other transaction contemplated hereby, including, without limitation, the Mergers) and, except as may be required by applicable law or any listing agreement with any national securities exchange, shall not issue any such press release or make any such public statement prior to such consultation.

               (h) Each Davel Party shall use its reasonable best efforts to obtain all approvals, authorizations or other actions by any governmental authority, and shall make all filings, necessary for the validity or enforceability of its obligations under this Agreement.

               (i) Each Davel Party shall use its best efforts to obtain all contractual approvals necessary to enable it to comply with its obligations under this Agreement, the Merger Agreement and the other Transaction Agreements.

  Section  4.2   PhoneTel Covenants. Unless otherwise authorized in writing by
                 ------------------
the Davel Syndicate Agent with the Consent of the Davel Lenders and by the PhoneTel Syndicate Agent with the Consent of the PhoneTel Lenders, and except as otherwise expressly contemplated in this Agreement:

               (a) Each PhoneTel Party shall use its best efforts to consummate the PhoneTel Merger and to cause each of the conditions precedent to the obligations of the PhoneTel Lenders to effect the PhoneTel Debt for Equity Exchanges to be met, and shall keep the Lenders fully informed of all matters relating to the PhoneTel Merger.

               (b) Each PhoneTel Party shall use its reasonable best efforts to obtain any other governmental approvals and contractual consents necessary or required in order to complete the PhoneTel Debt for Equity Exchange, the PhoneTel Merger and the other transactions contemplated by the Transaction Agreements.

               (c) PhoneTel shall promptly notify the Davel Syndicate Agent and the PhoneTel Syndicate Agent of:

                    (i) any notice or other communication received by any PhoneTel Party (other than a communication relating to a consent identified in the PhoneTel Disclosure Letter (as defined in the Merger Agreement)) from any person alleging that the consent of such person is or may be required in connection with the Debt for Equity Exchanges, the Mergers or any of the other transactions contemplated by the Transaction Agreements;

                    (ii) any notice or other communication received by any PhoneTel Party (other than a communication relating to a consent identified in the PhoneTel Disclosure Letter (as defined in the Merger Agreement)) from any Governmental Entity in connection with the Debt for Equity Exchanges, the Mergers or any of the other transactions contemplated by the Transaction Agreements;

                    (iii) any actions, suits, claims, investigations or proceedings commenced or, to the knowledge of any PhoneTel Party, threatened against, relating to or involving or otherwise affecting any PhoneTel Party or any subsidiary thereof that relates to the consummation of the Debt for Equity Exchanges, the Mergers or any of the other transactions contemplated by the Transaction Agreements; and

                    (iv) any action, event or occurrence that would constitute a breach of any representation, warranty, covenant or agreement of any

                              PhoneTel Party set forth in this Agreement, the Commitment Letter, the Merger Agreement or any other Transaction Agreement.

                    (d) No PhoneTel Party shall agree to any material amendment of the Merger Agreement without the prior written authorization of the Davel Syndicate Agent with the Consent of the Davel Lenders and the PhoneTel Syndicate Agent with the Consent of the PhoneTel Lenders.

                    (e) The PhoneTel Parties shall consult with the Davel Syndicate Agent and the PhoneTel Syndicate Agent before issuing any press release or making any public statement with respect to this Agreement (or any other transaction contemplated hereby, including, without limitation, the Mergers) and, except as may be required by applicable law or any listing agreement with any national securities exchange, shall not issue any such press release or make any such public statement prior to such consultation.

                    (f) Each PhoneTel Party shall use its reasonable best efforts to obtain all approvals, authorizations or other actions by any governmental authority, and shall make all filings, necessary for the validity or enforceability of its obligations under this Agreement.

                    (g) Each PhoneTel Party shall use its best efforts to obtain all contractual approvals necessary to enable it to comply with its obligations under this Agreement, the Merger Agreement and the other Transaction Agreements.

                                   ARTICLE V

                             CONDITIONS TO CLOSING
                             ---------------------

     Section  5.1   Conditions to the Obligations of the Lenders.  The
                    --------------------------------------------
obligations of each of the Lenders to consummate the Debt for Equity Exchanges are subject to the satisfaction or waiver of the following conditions:

                    (a) The representations and warranties of each Davel Party and PhoneTel Party contained in this Agreement, the Commitment Letter, the Merger Agreement and each other Transaction Agreement shall be true and correct in all material respects as of the Effective Time of the Exchanges as if made on and as of such date (unless another date is specified in the applicable agreement, in which case the applicable representations and warranties shall have been true and correct as of such other date).

                    (b) Each Davel Party and PhoneTel Party shall have complied with or performed in all material respects all agreements and covenants required to be complied with or performed by it under this Agreement at or prior to the Davel Effective Time, and the Certificate of Incorporation of PhoneTel will have been amended to increase the authorized capital stock of PhoneTel as set forth in Schedule 3.2(F)(2).

                    (c) No fact, circumstance or event shall have occurred between January 1, 2002 and the Effective Time of the Exchanges that has had or would reasonably be expected to have either a Davel Material Adverse Effect or a PhoneTel Material Adverse Effect.

                    (d) A certificate of an authorized officer of each of Davel and PhoneTel shall have been delivered to both the Davel Syndicate Agent and the PhoneTel Syndicate Agent stating that the conditions set forth in Section 5.1(a), (b) and (c) above have been met.

                    (e) All material applicable governmental approvals and contractual consents shall have been obtained.

                    (f) Except for the consummation of the Debt for Equity Exchanges, each of the conditions to the closing of the Mergers set forth in the Merger Agreement shall have been met, provided that any waiver of any condition to closing of the Mergers by one or more of the parties to the Merger Agreement shall not be deemed to constitute the meeting of such condition for the purposes of this Agreement unless such waiver has been authorized in writing by each of
(a) the Davel Syndicate Agent with the Consent of the Davel Lenders and (b) the PhoneTel Syndicate Agent with the Consent of the PhoneTel Lenders.

                    (g) No litigation, arbitration, or adversarial proceeding shall be pending or threatened against any party to this Agreement or any other Transaction Agreement seeking to enjoin or challenge either of the Mergers, either of the Debt for Equity Exchanges or any other transaction contemplated hereby or thereby.

                    (h) The Registration Statement shall have become effective and shall not be subject to any stop order, and any state securities laws filings or authorizations required in connection with the issuance of the Converted Davel Debt Exchange Shares or the Converted PhoneTel Debt Exchange Shares shall have been made or obtained.

                    (i) No appraisal rights shall have been asserted by any stockholder of Davel or PhoneTel in connection with the Mergers, the Debt for Equity Exchanges or any of the other transactions contemplated by the Transaction Agreements.

                    (j) Davel shall have entered into a Registration Rights Agreement with the Lenders in the form attached hereto as Exhibit B (the
                                                          ---------
"Registration Rights Agreement").
 -----------------------------

                    (k) The Lenders shall have received the legal opinions referred to in Section 2.3 hereof.
               -----------

                    (l) Definitive Agreements effecting the financial restructuring shall have been executed between the Lenders and Davel, as more fully contemplated in the Commitment Letter.

          Each of the conditions to the obligations of the Lenders to consummate the Debt for Equity Exchanges may be waived by each of (a) the Davel Syndicate Agent with the Consent of the Davel Lenders and (b) the PhoneTel Syndicate Agent with the Consent of the PhoneTel Lenders.

    Section  5.2    Conditions to the Obligations of Davel and PhoneTel.
                    ---------------------------------------------------

          The obligations of the Davel Parties and the PhoneTel Parties to consummate the Debt for Equity Exchanges are subject to the satisfaction or waiver of the following conditions:

               (a) The representations and warranties of the Davel Lenders and of the PhoneTel Lenders set forth in this Agreement shall be true and correct in all material respects as of the date of this Agreement and as of the Closing Date as though made on and as of the Closing Date.

               (b) No litigation, arbitration, or adversarial proceeding is pending against it or, to its knowledge, threatened against it, seeking to enjoin or challenge the Mergers, the Davel Debt for Equity Exchange, the PhoneTel Debt for Equity Exchange or any other transaction contemplated hereby, and no court or governmental entity of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any law, statute, ordinance, rule, regulation, judgment, decree, injunction or other order (whether temporary, preliminary or permanent) that is in effect and restrains, enjoins or otherwise prohibits consummation of the Mergers, the Davel Debt for Equity Exchange, the PhoneTel Debt for Equity Exchange or the other transactions contemplated hereby, and no proceeding shall have been commenced therefor.

               (c) Except for the consummation of the Debt for Equity Exchanges, each of the conditions to the closing of the Mergers set forth in the Merger Agreement shall have been met or waived.

               (d) The Registration Statement shall have become effective and shall not be subject to any stop order and any state securities laws filings or authorizations required in connection with the issuance of the Converted PhoneTel Debt Exchange Shares and the Converted Davel Debt Exchange Shares shall be effective.

                                  ARTICLE VI

                                MISCELLANEOUS.
                                -------------

    Section 6.1  Notices.
                 -------

          All notices and communications between the parties hereto shall be given or confirmed in writing, delivered to the address indicated below (or such replacement address given by like notice or communication by the applicable party), and shall be effective when received.



          If to Davel, Davel Financing or      Davel Communications, Inc.
          D Sub:                               10120 Windhorst Road
                                               Tampa, Florida 33619
                                               Facsimile:  (813) 740-9406
                                               Attention:  Bruce W. Renard


          with a copy to:                      Kirkland & Ellis
                                               200 East Randolph Drive
                                               Chicago, Illinois 60601
                                               Attn: R. Scott Falk, Esq.
                                               Facsimile:  (312) 861-2200

          If to PhoneTel or Cherokee:         PhoneTel Technologies, Inc.
                                              1001 Lakeside Avenue, 7/th/ Floor
                                              Cleveland, Ohio 44114
                                              Facsimile:  (216) 875-4337
                                              Attention:  John Chichester

          with a copy to:                     Hahn, Loeser & Parks LLP
                                              3300 BP Tower
                                              200 Public Square
                                              Cleveland, Ohio
                                              Attention: F. Ronald O'Keefe, Esq.
                                              Facsimile:  (216) 241-2824

          If to the Davel Lenders:            c/o PNC Bank N.A.
                                              Davel Syndicate Agent
                                              1600 Market Street, 11/th/ Floor
                                              F2-F070-11-4
                                              Philadelphia, PA 19103
                                              Attention: Michael Valerio
                                              Facsimile: (215) 585-6690
                                              Confirmation: (215) 585-4499

          If to the PhoneTel Lenders:         c/o Foothill Capital Corporation
                                              PhoneTel Syndicate Agent
                                              2450 Colorado Avenue
                                              Suite 3000W
                                              Santa Monica, CA 90404
                                              Attention: Amy Lam
                                              Facsimile: (310) 453-7412
                                              Confirmation:  (310) 453-7365

     Section  6.2  Entire Agreement; Amendments; Waiver.
                   ------------------------------------

          This Agreement, together with the other Transaction Agreements constitute the entire agreement of the parties hereto and thereto with respect to the subject matter hereof and thereof and supersede all prior or contemporaneous negotiations, promises, covenants, agreements, or representations (including, without limitation, the Letter of Intent). This Agreement may not be amended, modified or supplemented, except by an instrument in writing executed by each of the parties hereto. Any provision of this Agreement may be waived (either generally or in a particular instance and either retrospectively or prospectively) if, and only if, such waiver is in writing and signed by each party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege under this Agreement shall operate as a waiver of such right, power or privilege nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege.

     Section  6.3   No Relationship.
                    ---------------

          Nothing contained in this Agreement shall establish any fiduciary, partnership, joint venture, or similar relationship between or among the parties hereto.

     Section  6.4   Successors and Assigns; Survival.
                    --------------------------------

          The representations and warranties contained herein shall survive the execution of this Agreement and the transactions contemplated hereby. The terms of this Agreement shall be binding upon, and shall inure to the benefit of each of the parties hereto and their respective successors and permitted assigns.

     Section  6.5   Termination.
                    -----------

          The rights and obligations of the parties hereunder shall terminate upon any termination of the Merger Agreement. Notwithstanding the foregoing, no such termination of this Agreement shall affect any party's rights in respect of any breach by any other party of any provision hereof occurring prior to such termination.

     Section  6.6   Expenses.
                    --------

                (a) Davel and PhoneTel, jointly and severally, shall pay all of the reasonable expenses, including, without limitation, reasonable attorneys fees and expenses, incurred by the Davel Syndicate Agent in connection with the preparation, review, negotiation, execution and delivery of this Agreement and the other Transaction Agreements and the consummation of the transactions contemplated herein and therein, whether or not any of such transactions fail to be consummated or are rescinded. Similarly, Davel and PhoneTel, jointly and severally, shall pay all of the reasonable expenses, including, without limitation, reasonable attorneys fees and expenses, incurred by the PhoneTel Syndicate Agent in connection with the preparation, review, negotiation, execution and delivery of this Agreement and the other Transaction Agreements and the consummation of the transactions contemplated herein and therein, whether or not any of such transactions fail to be consummated or are rescinded.

                (b) Except as provided in Subsection (a) above or elsewhere in any of the Transaction Agreements, each party to this Agreement shall bear its own expenses incurred in connection with the preparation, review, negotiation, execution and delivery of this Agreement and the other Transaction Agreements and the consummation of the transactions contemplated herein and therein.

     Section  6.7   Counterpart and Telecopier Execution.
                    ------------------------------------

          This Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall be an original, but all of which together shall constitute one agreement binding on the parties hereto. Transmission by telecopier of an executed counterpart of this Agreement shall be deemed to constitute due and sufficient delivery of such counterpart, provided that the party so delivering such counterpart shall, promptly after such delivery, deliver the original of such counterpart to the other parties hereto.

     Section  6.8   Governing Law; Submission to Jurisdiction.
                    -----------------------------------------

          This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York including, without limitation, Title 14,
Section 5-1401 of the New York General Obligations Law, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of New York or of any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. Each party hereto irrevocably submits to the non-exclusive jurisdiction of any state or federal court located in the Borough of Manhattan, New York City, New York for the purposes of any suit, action or other proceeding arising out of or to enforce, interpret, or construe any provision of this Agreement.

     Section  6.9   TRIAL BY JURY.
                    -------------

          EACH PARTY HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY TRANSACTION AND ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO EACH OTHER PARTY ENTERING INTO THIS AGREEMENT.

     Section  6.10  Severability.
                    ------------

          If any provision of this Agreement is held to be invalid, illegal or unenforceable in any jurisdiction, that provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions of this Agreement; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

     Section  6.11  Captions.
                    --------

          The captions and headings hereunder are for convenience only and shall not affect the interpretations or construction of this Agreement.

               IN WITNESS WHEREOF, this Exchange Agreement has been duly executed as of the date first above written.


                                      DAVEL COMMUNICATIONS, INC.

                                      By:       /s/ Bruce W. Renard
                                         ---------------------------------------
                                      Authorized Signatory
                                      Name: Bruce W. Renard
                                      Title: President

                                      DAVEL FINANCING COMPANY, L.L.C.
                                      By:  DAVEL COMMUNICATIONS, INC., its sole
                                      managing member

                                            By: /s/ Bruce W. Renard
                                               ---------------------------------
                                            Authorized Signatory
                                            Name: Bruce W. Renard
                                            Title: President

                                      DF MERGER CORP.

                                      By:       /s/ Bruce W. Renard
                                         ---------------------------------------
                                      Authorized Signatory
                                      Name: Bruce W. Renard
                                      Title: President

                                      PHONETEL TECHNOLOGIES, INC.

                                      By:       /s/ John D. Chichester
                                         ---------------------------------------
                                      Authorized Signatory
                                      Name: John D. Chichester
                                      Title: President and Chief Executive
                                      Officer

                                      CHEROKEE COMMUNICATIONS, INC.

                                      By:       /s/ John D. Chichester
                                         ---------------------------------------
                                      Authorized Signatory
                                      Name: John D. Chichester
                                      Title: President and Chief Executive
                                      Officer

DAVEL SYNDICATE AGENT:        PNC BANK, N.A.
                              in its capacities as the Davel Syndicate Agent and as a Davel Lender



                              By:   /s/ Michael A. Valerio, Jr. VP
                                 --------------------------------------
                                 Name: Michael A. Valerio, Jr.
                                 Title: Vice President

DAVEL LENDERS:
                              ARK CLO 2000-1, Limited

                              By:   Patriarch Partners, LLC
                                    Its Collateral Manager

                                    By:     /s/ Lynn Tilton
                                        -------------------------------
                                        Name: Lynn Tilton
                                        Title: Authorized Signatory

                              U.S. BANK, NATIONAL ASSOCIATION



                              By:      /s/ David C. Larsen
                                 ------------------------------
                                 Name: David C. Larsen
                                 Title: Vice President

                            HELLER FINANCIAL, INC.



                            By:        /s/ Craig Thistlethwaite
                                --------------------------------------
                                Name: Craig Thistlethwaite
                                Title: Assistant Vice President

                                  BNP PARIBAS



                                  By:        /s/ Edward V. Canale
                                      ----------------------------------
                                      Name: Edward V. Canale
                                      Title: Managing Director



                                  By:        /s/ Kathryn B. Quinn
                                      ----------------------------------
                                      Name: Kathryn Quinn
                                      Title: Vice President

                                   MORGAN STANLEY PRIME INCOME TRUST



                                   By:        /s/ Sheila Finnerty
                                       ---------------------------------
                                       Name: Sheila Finnerty
                                       Title: Executive Director

                              CERBERUS PARTNERS, L.P.

                              By:  Cerberus Associates, L.L.C., as General
                                   Partner

                              By:        /s/ Stephen Feinberg
                                  ----------------------------------
                                  Name: Stephen Feinberg
                                  Title: Managing Member

                              AMROC INVESTMENTS, LLC



                              By:           /s/ Marc Lasry
                                  ----------------------------------
                                  Name: Marc Lasry
                                  Title: Senior Managing Director

PHONETEL SYNDICATE AGENT:     FOOTHILL CAPITAL CORPORATION

                              in its capacities as the PhoneTel Syndicate Agent and as a PhoneTel Lender



                              By:              /s/ Amy Lam
                                  -------------------------------------
                                  Name: Amy Lam
                                  Title: Vice President

PHONETEL LENDERS:             FOOTHILL PARTNERS III, L.P.


                              By:       /s/ Dennis R. Ascher
                                  --------------------------------
                                  Name: Dennis R. Ascher
                                  Title: Managing Member

                              ABLECO FINANCE LLC, as a PhoneTel Lender and as agent for its affiliate assigns


                              By:           /s/ Kevin Genda
                                 -------------------------------------
                                 Name: Kevin Genda
                                 Title: SVP & Chief Credit Officer

                                  Schedule 2.1
                                  ------------

        List of Exchanged Davel Loans and Davel Debt Exchange Shares/1/
        ---------------------------------------------------------------

    Davel Lender           %     COLUMN A - Exchanged  COLUMN B - Davel Debt
                                     Davel Loans         Exchange Shares
PNC BANK, N.A.            6.57%       11,422,803         65.7408574905

ARK CLO 2000-I, LIMITED  14.09%       24,479,122        140.8829771154

U.S. BANK, NATIONAL       6.57%       11,422,803         65.7408574905
ASSOCIATION

HELLER FINANCIAL, INC.    3.73%        6,478,771         37.2868200484

BNP PARIBAS               6.57%       11,422,803         65.7408574905

MORGAN STANLEY DEAN       3.11%        5,398,976         31.0723498577
WITTER PRIME INCOME
TRUST

CERBERUS PARTNERS, L.P.  46.24%       80,339,185        462.3704949491

AMROC INVESTMENTS, LLC   13.12%       22,790,537        131.1647854315

                                  ------------------------------------
                                     173,754,999             1,000
                                  ------------------------------------

________________
/1/ Amounts in Column A represent the total principal amount of the Davel Loans (excluding any accrued interest and fees, and all accrued interest and fees as of the date hereof will be added to Column A as of immediately prior to the Effective Time of the Exchanges) of $237,254,999 as of February 19, 2002 less $63,500,000.00. The actual amounts to be assigned to Davel Financing at the Effective Time of the Exchanges will include any additional capitalized and any additional accrued interest and fees on all the Davel Loans through the Effective Time of the Exchanges.

                                  Schedule 2.2
                                  ------------

     List of Exchanged PhoneTel Loans and PhoneTel Debt Exchange Shares/2/
     ---------------------------------------------------------------------

PhoneTel Lender           %      COLUMN A - Exchanged   COLUMN B - PhoneTel Debt
                                    PhoneTel Loans           Exchange Shares

Foothill Capital        37.5%         $10,563,422.66           42,092,442
  Corporation

Foothill Partners       37.5%         $10,563,422.66           42,092,442
   III, L.P.

Ableco Finance, LLC       25%         $ 7,042,281.78           28,061,627

                                     ------------------------------------------
                                      $28,169,127.10          112,246,511

                                     ------------------------------------------

_______________________
/2/ Amounts in Column A represent the total PhoneTel Loans (including accrued interest and fees) of $64,669,127.10 as of February 14, 2002 less $36,500,000.00. The actual amounts to be assigned to PhoneTel at the Effective Time of the Exchanges will include any additional capitalized and any additional accrued interest and fees on all the PhoneTel Loans through the Effective Time of the Exchanges.

                                Schedule 2.3(A)
                                ---------------

List of promissory notes, instruments of assignment and other closing documents
-------------------------------------------------------------------------------
              to be delivered by Davel Lenders to Davel Financing
              ---------------------------------------------------


1. Promissory Notes in respect of the Exchanged Davel Loans described in Column A of Schedule 2.1 hereto.

2. Assignment Agreement in mutually agreeable form, which shall provide for an assignment of all the capitalized and all the accrued interest, fees and expenses required to be assigned together with principal amount of the Exchanged Davel Loans.

                                Schedule 2.3(B)
                                ---------------

List of stock certificates, officers' certificates, promissory notes and other
------------------------------------------------------------------------------
   closing documents to be delivered by Davel Financing to the Davel Lenders
   -------------------------------------------------------------------------


1.   The stock certificates with respect to D Sub described in Column B of
Schedule 2.1 hereto and representing the Davel Debt Exchange Shares.

                                Schedule 2.3(C)
                                ---------------

List of promissory notes, instruments of assignment and other closing documents
-------------------------------------------------------------------------------
                to be delivered by PhoneTel Lenders to PhoneTel
                -----------------------------------------------

1. Promissory Notes in respect of the Exchanged PhoneTel Loans described in Column A of Schedule 2.2 hereto.

2. Assignment Agreement in mutually agreeable form, which shall provide for an assignment of all the capitalized and all the accrued interest, fees and expenses required to be assigned together with principal amount of the Exchanged PhoneTel Loans.

                                Schedule 2.3(D)
                                ---------------

List of stock certificates, officers' certificates, promissory notes and other
------------------------------------------------------------------------------
      closing document to be delivered by PhoneTel to the PhoneTel Lenders
      --------------------------------------------------------------------

1.   The stock certificates with respect to PhoneTel described in Column B of
Schedule 2.2 hereto and representing the PhoneTel Debt Exchange Shares.

     Schedule 3.1(E) - Disclosure relating to Davel Governmental Approvals
     ---------------------------------------------------------------------

(a) applicable requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder and the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, including the filing with and clearing by the SEC of a joint proxy statement relating to the PhoneTel Stockholders Meeting and the Davel Stockholders Meeting, as amended or supplemented from time to time;

(b) the filing of the Certificate of Merger as required by Delaware Law;

(c) such filings and consents as may be required under any environmental law pertaining to any notification, disclosure or required approval triggered by the Transaction;

(d) filings with the SEC with respect to the deregistration of the shares of PhoneTel Common Stock or the registration of Davel Common Stock in connection with the Amended Plan (as such term is defined in the Merger Agreement); and

(e) such consents, approvals, orders, authorizations, notifications, registrations, declarations and filings as may be required by state public utility or public service commissions or under the corporation, takeover or blue sky laws of various states, no filing with or prior notice to, and no permit, authorization, consent or approval of, any Federal, state, local, foreign or other governmental department, commission, board, bureau, agency or instrumentality is necessary for the consummation by Davel of the Transaction.

Schedule 3.1(F)(1) - Authorized and Issued Capital Stock of Davel as of Date of
-------------------------------------------------------------------------------
                                 Execution/3/
                                 ------------

Authorized Number of Davel Common Stock     Issued Number of Davel Common Stock
---------------------------------------     -----------------------------------
50,000,000                                  12,277,830

Authorized Number of Davel Preferred Stock  Issued Number of Davel Preferred Stock
------------------------------------------  --------------------------------------

1,000,000                                   0


____________________

/3/ The issued number of Davel Common Stock is given on a fully diluted basis with respect to existing options and warrants but without giving effect to the intended reservation of Davel Common Stock for issuance in respect of stock options and warrants of Davel referred to in Section 3.1(f)(ii) of the Exchange Agreement.

  Schedule 3.1(F)(2) - Authorized and Issued Capital Stock of Davel after the
  ---------------------------------------------------------------------------
  Davel Effective Time; Schedule of Rights to Purchase Capital Stock of Davel
  ---------------------------------------------------------------------------
                       after the Davel Effective Time/4/
                       ---------------------------------

Authorized Number of Davel Common Stock     Issued Number of Davel Common Stock
---------------------------------------     -----------------------------------
1,000,000,000                               392,890,560

Authorized Number of Davel Preferred Stock  Issued Number of Davel Preferred Stock
------------------------------------------  --------------------------------------

1,000,000                                   0

Schedule of current options and warrants for Davel Capital Stock attached hereto.

_______________________

/4/ The issued number of Davel Common Stock is given on a fully diluted basis with respect to existing options and warrants but without giving effect to the intended reservation of Davel Common Stock for issuance in respect of stock options and warrants of Davel referred to in Section 3.1(f)(ii) of the Exchange Agreement. The Schedule of Rights to Purchase Capital Stock of Davel after the Davel Effective Time reflects the position without giving effect to the intended reservation of Davel Common Stock for issuance in respect of stock options and warrants of Davel referred to in Section 3.1(f)(ii) of the Exchange Agreement.

  Schedule 3.1(F)(3) - Authorized and Issued Capital Stock of Davel after the
  ---------------------------------------------------------------------------
 PhoneTel Effective Time; Schedule of Rights to Purchase Capital Stock of Davel
 ------------------------------------------------------------------------------
                      after the PhoneTel Effective Time/5/
                      ------------------------------------

Authorized Number of Davel Common Stock      Issued Number of Davel Common Stock
---------------------------------------      -----------------------------------
1,000,000,000                                618,721,250

Authorized Number of Davel Preferred Stock   Issued Number of Davel Preferred Stock
------------------------------------------   --------------------------------------

1,000,000                                    0

Schedule of Adjusted PhoneTel Options and Adjusted PhoneTel Warrants (both as defined in the Merger Agreement) attached hereto. In addition see Schedule 3.1(F)(2).





__________________________

/5/ The issued number of Davel Common Stock is given on a fully diluted basis with respect to existing options and warrants but without giving effect to the intended reservation of Davel Common Stock for issuance in respect of stock options and warrants of Davel referred to in Section 3.1(f)(ii) of the Exchange Agreement. The Schedule of Rights to Purchase Capital Stock of Davel after the PhoneTel Effective Time reflects the position without giving effect to the intended reservation of Davel Common Stock for issuance in respect of stock options and warrants of Davel referred to in Section 3.1(f)(ii) of the Exchange Agreement.

        Schedule 3.1(F)(5) - Disclosure relating to Pre-emptive Rights
        --------------------------------------------------------------

Investment Agreement, dated April 19, 1999, as amended to date, by and among Davel, Samstock, L.L.C., a Delaware limited liability company, EGI-Davel Investors n/k/a EGI-DM Investors, L.L.C., David R. Hill and Davel Communications Group., an Illinois corporation.

Shareholders Agreement, dated as of December 22, 1998, as amended to date, by and among Davel, Samstock, L.L.C., a Delaware limited liability company, EGI-Davel Investors n/k/a EGI-DM Investments, L.L.C., David R. Hill and Davel Communications Group, Inc., an Illinois corporation.

Amended and Restated Corporate Governance, Liquidity and Voting Agreement, dated as of December 22, 1998, by and among UBS Capital II LLC, Davel Communications Group, Inc., an Illinois corporation, Davel Holdings, Inc., a Delaware corporation, and Peoples Telephone, Inc., a New York corporation.

       Schedule 3.1(F)(6) - Authorized and Issued Capital Stock of D Sub
       -----------------------------------------------------------------

Authorized Number of D Sub Stock    Issued Number of D Sub Stock
--------------------------------    ----------------------------

1,000                               1,000

                 Schedule 3.1(K) - Disclosure of Certain Fees
                 --------------------------------------------

     1. By letter agreement dated November 12, 2001, Davel paid to PhoneTel $17,500, representing one-half of the $35,000 engagement fee paid by PhoneTel to Ladenburg Thalmann & Co Inc. ("Ladenburg"). Davel is also obligated to pay 50% of Ladenburg's fees and expenses, if any, incurred in connection with such agreement.


     2. Davel has paid Marshall & Stevens $72,000 for certain financial services in connection with the Merger.

               Schedule 3.2(E) - PhoneTel Governmental Approvals
               -------------------------------------------------

(a) applicable requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder and the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, including the filing with and clearing by the SEC of a joint proxy statement relating to the PhoneTel Stockholders Meeting and the Davel Stockholders Meeting, as amended or supplemented from time to time;

(b) the filing of the Certificate of Merger as required by Ohio Law;

(c) such filings and consents as may be required under any environmental law pertaining to any notification, disclosure or required approval triggered by the Transaction;

(d) filings with the SEC with respect to the deregistration of the shares of PhoneTel Common Stock or the registration of Davel Common Stock in connection with the Amended Plan (as such term is defined in the Merger Agreement); and

(e) such consents, approvals, orders, authorizations, notifications, registrations, declarations and filings as may be required by state public utility or public service commissions or under the corporation, takeover or blue sky laws of various states, no filing with or prior notice to, and no permit, authorization, consent or approval of, any Federal, state, local, foreign or other governmental department, commission, board, bureau, agency or instrumentality is necessary for the consummation by PhoneTel of the Transaction.

Schedule 3.2(F)(1) - Authorized and Issued Capital Stock of PhoneTel as of Date
-------------------------------------------------------------------------------
                                of Execution/6/
                                ---------------

45,000,000 shares of PhoneTel Common Stock are authorized and 11,611,708 shares of PhoneTel common stock are currently outstanding, on a fully diluted basis.





________________
/6/ The issued number of PhoneTel Capital Stock is given on a fully diluted basis with respect to existing options and warrants but without giving effect to the deemed reservation of 4% of PhoneTel Common Stock for issuance in respect of stock options and warrants of PhoneTel (which deemed reservation is referred to in Section I of the Commitment Letter in the form of Exhibit A attached to the Exchange Agreement).

Schedule 3.2(F)(2) - Authorized and Issued Capital Stock of PhoneTel after
--------------------------------------------------------------------------
   PhoneTel Debt for Equity Exchange but before Davel Effective Time and the
   -------------------------------------------------------------------------
                          PhoneTel Effective Time/7/
                          --------------------------

123,858,219 shares of PhoneTel common stock will be outstanding after the Equity Exchange but prior to the Effective Time of the PhoneTel Merger, on a fully diluted basis. PhoneTel will seek approval of its stockholders to increase its authorized capital stock to an amount in excess of 123,858,219 shares in advance of the such Effective Time.





______________________
/7/ The issued number of PhoneTel Capital Stock is given on a fully diluted basis with respect to existing options and warrants but without giving effect to the deemed reservation of 4% of PhoneTel Common Stock for issuance in respect of stock options and warrants of PhoneTel (which deemed reservation is referred to in Section I of the Commitment Letter in the form of Exhibit A attached to the Exchange Agreement).

        Schedule 3.2(F)(4) - Disclosure relating to Pre-emptive Rights
        --------------------------------------------------------------

None.

                 Schedule 3.2(K) - Disclosure of Certain Fees
                 --------------------------------------------

The fees owed pursuant to an the agreement dated January 8, 2001 with Ladenburg Thalmann & Co., Inc. in connection with the Transaction will equal 1-1/4% of the Aggregate Consideration paid by Davel including retainer amounts and amounts paid pursuant to the issuance of a fairness opinion by Ladenburg Thalmann & Co., Inc. For purposes of the Transaction, Aggregate Consideration is defined as the total sale proceeds and all other consideration received by PhoneTel and/or holders of PhoneTel's stock, options and warrants upon the consummation of the Transaction, inclusive of cash, debt and equity securities, notes, property, shareholder payables and indebtedness assumed, plus the total value of any interest-bearing and long-term liabilities assumed or retired and the aggregate amount of any dividends or other distributions paid by the Company to its stockholders after the date of the engagement letter.

As discussed above, Ladenburg Thalmann & Co., Inc. is entitled to receive $175,000 for the issuance of a fairness opinion to the Board of Directors in connection with the Transaction.

By letter agreement dated November 12, 2001, PhoneTel engaged Ladenburg, Thalmann & Co. to assist in obtaining receivables-backed debt financing for PhoneTel and Davel for a fixed fee of $35,000. In a separate letter agreement dated November 12, 2001, Davel has agreed to pay one half of the fixed fee and out-of-pocket expenses. The $35,000 fee has been paid, and Davel has reimbursed the Company for half of such fee.

         Schedule 3.3(E) - Disclosure relating to Government Approvals
         -------------------------------------------------------------

     Schedule 3.3(F) - Disclosure relating to ownership of the Davel Loans
     ---------------------------------------------------------------------

         Schedule 3.4(E) - Disclosure relating to Government Approvals
         -------------------------------------------------------------

   Schedule 3.4(F) - Disclosure relating to ownership of the PhoneTel Loans
   ------------------------------------------------------------------------

                                   Exhibit A
                                   ---------

                               Commitment Letter
                               -----------------

                                   Exhibit B
                                   ---------

                         Registration Rights Agreement
                         -----------------------------

Exhibit B.doc                                                          EXHIBIT B





================================================================================


                         REGISTRATION RIGHTS AGREEMENT


                         dated as of February 19, 2002


                                     among


                          DAVEL COMMUNICATIONS, INC.


                                      and


           THE HOLDERS OF REGISTRABLE SECURITIES REFERRED TO HEREIN

================================================================================

                               TABLE OF CONTENTS

                                                                          Page
                                                                          ----
Section 1.   Definitions and Usage......................................     1

Section 2.   Demand Registration........................................     5

Section 3.   Piggyback Registration.....................................     7

Section 4.   Registration Procedures....................................     8

Section 5.   Holders' Obligations.......................................    11

Section 6.   Expenses of Registration...................................    11

Section 7.   Indemnification; Contribution..............................    12

Section 8.   Transfer of Registration Rights............................    15

Section 9.   Holdback...................................................    15

Section 10.  Covenants of the Company...................................    15

Section 11.  Amendment, Modification and Waivers; Further Assurances....    17

Section 12.  Assignment; Benefit........................................    17

Section 13.  Miscellaneous..............................................    17

          THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") dated as of
                                                    ---------
[INSERT EXECUTION DATE], 2002 among Davel Communications, Inc., a Delaware corporation (the "Company"), and the Persons named on Schedule 1 as Holders
                  -------                             ----------
(each a "Holder" and collectively, the "Holders").
         ------                         -------

                                   RECITALS
                                   --------

          A.   WHEREAS, pursuant to that certain merger agreement (the "Merger
                                                                        ------
Agreement") dated as of February 19, 2002 by and among the Company, Davel
---------
Financing Company, L.L.C. ("Davel Financing"), DF Merger Corp. ("D Sub"), PT
                            ---------------                      -----
Merger Corp. ("P Sub") and PhoneTel Technologies, Inc. ("PhoneTel"), providing
               -----                                     --------
for the merger of P Sub with and into PhoneTel (the "PhoneTel Merger"), with
                                                     ---------------
PhoneTel surviving as a wholly owned subsidiary of the Company, and the Merger of D Sub with and into Davel Financing, with Davel Financing surviving as a wholly owned subsidiary of the Company (the "Davel Merger", and together with
                                             ------------
the PhoneTel Merger, the "Mergers"), the Holders received shares of common stock
                          -------
of the Company in consideration for shares of common stock previously held by them in PhoneTel (in the case of the PhoneTel Merger) or in D Sub (in the case of the Davel Merger).

          B. WHEREAS, pursuant to that certain Exchange Agreement (the "Exchange Agreement") dated as of February 19, 2002, by and among the Company,
-------------------
Davel Financing, D Sub, PhoneTel, Cherokee Communications, Inc. and the Holders, the Holders received shares of stock in D Sub and in PhoneTel which stock was, pursuant to the Merger Agreement and as contemplated in the Exchange Agreement, to be converted into shares of common stock in the Company.

          C. WHEREAS, as a condition to the consummation of the transactions contemplated in the Exchange Agreement, the Company is required to enter into this Agreement to provide certain rights to the Holders to cause the shares so received pursuant to the Mergers to be registered pursuant to the Securities Act.

          D. WHEREAS, the parties hereto hereby desire to set forth the Holders' rights and the Company's obligations to cause the registration of the Registrable Securities pursuant to the Securities Act.

          NOW, THEREFORE, in consideration of the agreement by the Holders to enter into the Exchange Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          Section 1.  Definitions and Usage.
                      ---------------------

               As used in this Agreement:

               1.1.   Definitions.
                      -----------

               "Agent" means the principal placement agent on an agented
                -----
placement of Registrable Securities.

               "Agreement" means this Registration Rights Agreement.
                ---------

               "Board" means the board of directors of the Company.
                -----

               "Commission" means the Securities and Exchange Commission.
                ----------

               "Common Stock" means (i) the common stock, par value $.01 per
                ------------
share, of the Company, and (ii) shares of capital stock of the Company issued by the Company in respect of or in exchange for shares of such common stock in connection with any stock dividend or distribution, stock split-up, recapitalization, recombination or exchange by the Company generally of shares of such common stock.

               "Company" means Davel Communications, Inc., a Delaware
                -------
corporation.

               "Continuously Effective", with respect to a specified
                ----------------------
registration statement, means that it shall not cease to be effective and available for Transfers of Registrable Securities thereunder for longer than either (i) any ten (10) consecutive business days, or (ii) an aggregate of fifteen (15) business days during the period specified in the relevant provision of this Agreement.

               "Davel Effective Time" has the meaning set forth in Section
                --------------------
3.01(b) of the Merger Agreement.

               "Davel Financing" has the meaning set forth in Recital A hereto.
                ---------------

               "Davel Merger" has the meaning set forth in Recital A hereto.
                ------------

               "Demand Registration" has the meaning set forth in Section
                -------------------                               -------
2.1(i).
------

               "Demanding Holders" has the meaning set forth in Section 2.1(i).
                -----------------                               --------------

               "D Sub" has the meaning set forth in Recital A hereto.
                -----

               "Effective Date" means date of filing by the Company of its
                --------------
annual report on Form 10-K for its fiscal year ending December 31, 2002.

               "Exchange Act" means the Securities Exchange Act of 1934.
                ------------

               "Exchange Agreement" has the meaning set forth in Recital B
                ------------------
hereto.

               "Holders" means the Persons named on Schedule 1 as Holders of
                -------                             ----------
Registrable Securities and Transferees of such Persons' Registrable Securities with respect to the rights that such Transferees shall have acquired in accordance with Section 8, at such times as such Persons shall own Registrable
                ---------
Securities, and a reference to the Holders shall include a reference to any of them.

               "Majority Selling Holders" means those Selling Holders whose
                ------------------------
Registrable Securities included in such registration represent a majority of the Registrable Securities of all Selling Holders included therein.

               "Merger Agreement" has the meaning set forth in Recital A hereto.
                ----------------

               "Mergers" has the meaning set forth in Recital A hereto.
                -------

               "Person" means any individual, corporation, partnership, joint
                ------
venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or other agency or political subdivision thereof.

               "P Sub" has the meaning set forth in Recital A hereto.
                -----

               "PhoneTel" has the meaning set forth in Recital A hereto.
                --------

               "PhoneTel Effective Time" has the meaning set forth in Section
                -----------------------
2.01(b) of the Merger Agreement.

               "PhoneTel Merger" has the meaning set forth in Recital A hereto.
                ---------------

               "Piggyback Registration" has the meaning set forth in Section 3.
                ----------------------                               ---------

               "Register", "registered", and "registration" refer to a
                --------    ----------        ------------
registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering by the Commission of effectiveness of such registration statement or document.

               "Registrable Securities" means, subject to Section 8 and Section
                ----------------------                    ---------     -------
10.4: (i) the Shares owned by the Holders immediately after the Davel Effective
----
Time and the PhoneTel Effective Time, and owned by a Holder on the date of determination, together with any shares of Common Stock acquired by such Holder after the Davel Effective Time and the PhoneTel Effective Time but prior to such date of determination, (ii) any shares of Common Stock or other securities issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange by the Company generally for, or in replacement by the Company generally of, such Shares; and (iii) any securities issued in exchange for Shares in any merger or reorganization of the Company; provided, however,
                                                           --------  -------
that Registrable Securities shall not include any Securities which have theretofore been registered and sold pursuant to the Securities Act or which have been sold to the public pursuant to Rule 144 or any similar rule promulgated by the Commission pursuant to the Securities Act, and, provided
                                                                   --------
further, the Company shall have no obligation under Sections 2 and 3 to register
-------                                             ----------------
any Registrable Securities of a Holder if the Company shall deliver to the Holders requesting such registration an opinion of counsel reasonably satisfactory to such Holders and its counsel to the effect that the proposed sale or disposition of all of the Registrable Securities for which registration was requested does not require registration under the Securities Act for a sale or disposition in a single public sale, and offers to remove any and all legends restricting transfer from the certificates evidencing such Registrable Securities. For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Securities whenever such Person has the then-existing right to acquire such Registrable Securities (by conversion, purchase or otherwise), whether or not such acquisition has actually been effected.

               "Registrable Securities then outstanding" means, with respect to
                ---------------------------------------
a specified determination date, the Registrable Securities owned by all Holders on such date.

               "Registration Expenses" has the meaning set forth in Section 6.1.
                ---------------------                               -----------

               "Securities Act" means the Securities Act of 1933.
                --------------

               "Selling Holders" means, with respect to a specified registration
                ---------------
pursuant to this Agreement, Holders whose Registrable Securities are included in such registration.

               "Shares" means the shares of Common Stock received by the Holders
                ------
pursuant to the Merger Agreement.

               "Shelf Registration" means a registration with the Commission in
                ------------------
accordance with the Securities Act for an offering on a delayed or continuous basis pursuant to Rule 415 under the Securities Act.

               "Transfer" means and includes the act of selling, giving,
                --------
transferring, creating a trust (voting or otherwise), assigning or otherwise disposing of (other than pledging, hypothecating or otherwise transferring as security) (and correlative words shall have correlative meanings); provided
                                                                   --------
however, that any transfer or other disposition upon foreclosure or other
-------
exercise of remedies of a secured creditor after an event of default under or with respect to a pledge, hypothecation or other transfer as security shall constitute a "Transfer".

               "Underwriters' Representative" means the managing underwriter,
                ----------------------------
or, in the case of a co-managed underwriting, the managing underwriter designated as the Underwriters' Representative by the co-managers, and if there is only one underwriter, such underwriter.

               "Violation" has the meaning set forth in Section 7.1.
                ---------                               -----------

               1.2.   Usage.
                      -----

               (i) References to a Person are also references to its assigns and successors in interest (by means of merger, consolidation or sale of all or substantially all the assets of such Person or otherwise, as the case may be).

               (ii) References to Registrable Securities "owned" by a Holder shall include Registrable Securities beneficially owned by such Person but which are held of record in the name of a nominee, trustee, custodian, or other agent, but shall exclude shares of Common Stock held by a Holder in a fiduciary capacity for customers of such Person.

               (iii) References to a document are to it as amended, waived and otherwise modified from time to time and references to a statute or other governmental rule are to it as amended and otherwise modified from time to time (and references to any provision thereof shall include references to any successor provision).

               (iv) References to Sections or to Schedules or Exhibits are to sections hereof or schedules or exhibits hereto, unless the context otherwise requires.

               (v) The definitions set forth herein are equally applicable both to the singular and plural forms and the feminine, masculine and neuter forms of the terms defined.

               (vi) The term "including" and correlative terms shall be deemed to be followed by "without limitation" whether or not followed by such words or words of like import.

               (vii) The term "hereof" and similar terms refer to this Agreement as a whole.

               (viii) The "date of" any notice or request given pursuant to this Agreement shall be determined in accordance with Section 13.
                                                      ----------

          Section 2.   Demand Registration.
                       -------------------

               2.1. (i) At any time on or after the Effective Date, if one or more Holders that own an aggregate of 25% or more of the Registrable Securities then outstanding shall make a written request to the Company (the "Demanding
                                                                   ---------
Holders"), the Company shall cause there to be filed with the Commission a
-------
registration statement meeting the requirements of the Securities Act (a "Demand
                                                                          ------
Registration"), and each Demanding Holder shall be entitled to have included
------------
therein (subject to Section 2.6) all or such number of such Demanding Holder's
                    -----------
Registered Shares, as the Demanding Holder shall report in writing; provided,
                                                                    --------
however, that no request may be made pursuant to this Section 2.1 if within 12
-------                                               -----------
months prior to the date of such request a Demand Registration Statement pursuant to this Section 2.1 shall have been declared effective by the
                 -----------
Commission.  Any request made pursuant to this Section 2.1 shall be addressed to
                                               -----------
the attention of the Secretary of the Company, and shall specify the number of Registrable Securities to be registered, the intended methods of disposition thereof (including, without limiting the foregoing, an underwritten public offering) and that the request is for a Demand Registration pursuant to this
Section 2.1(i).
--------------

               (ii) The Company shall be entitled to postpone for up to 90 days the filing of any Demand Registration statement otherwise required to be prepared and filed pursuant to this Section 2.1, if the Board determines, in its
                                    -----------
good faith reasonable judgment (with the concurrence of the Underwriters' Representative, if any), that such registration and the Transfer or Registrable Securities contemplated thereby would materially interfere with, or require premature disclosure of, any financing, acquisition or reorganization involving the Company or any of its wholly owned subsidiaries and the Company promptly gives the Demanding Holders notice of such determination; provided, however,
                                                          --------  -------
that the Company shall not have postponed pursuant to this Section 2.1(ii) the
                                                           ---------------
filing of any other Demand Registration statement otherwise required to be prepared and filed pursuant to this Section 2.1 during the 12 month period ended
                                    -----------
on the date of the relevant request pursuant to Section 2.1(i).
                                                --------------

               (iii) Whenever the Company shall have received a demand pursuant to Section 2.1(i) to effect the registration of any Registrable Shares,
            --------------
the Company shall promptly give written notice of such proposed registration to all Holders. Any such Holder may, within twenty (20) days after receipt of such notice, request in writing that all of such Holder's

Registrable Shares, or any portion thereof designated by such Holder, be included in the registration.

               2.2. Following receipt of a request for a Demand Registration, the Company shall:

               (i) File the registration statement with the Commission as promptly as practicable, and shall use the Company's best efforts to have the registration declared effective under the Securities Act as soon as reasonably practicable, in each instance giving due regard to the need to prepare current financial statements, conduct due diligence and complete other actions that are reasonably necessary to effect a registered public offering.

               (ii) Use the Company's best efforts to keep the relevant registration statement Continuously Effective for up to 270 days or until such earlier date as of which all the Registrable Securities under the Demand Registration statement shall have been disposed of in the manner described in the Registration Statement. Notwithstanding the foregoing, if for any reason the effectiveness of a registration pursuant to this Section 2 is suspended or
                                                 ---------
postponed as permitted by Section 2.1(ii), the foregoing period shall be
                          ---------------
extended by the aggregate number of days of such suspension or postponement.

               2.3. The Company shall be obligated to effect no more than two Demand Registrations. For purposes of the preceding sentence, registration shall not be deemed to have been effected:

               (i) unless a registration statement with respect thereto has become effective;

               (ii) if after such registration statement has become effective, such registration or the related offer, sale or distribution of Registrable Securities thereunder is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason not attributable to the Selling Holders and such interference is not thereafter eliminated; or

               (iii) if the conditions to closing specified in the underwriting agreement, if any, entered into in connection with such registration are not satisfied or waived, other than by reason of a failure on the part of the Selling Holders.

If the Company shall have complied with its obligations under this Agreement, a right to demand a registration pursuant to this Section 2 shall be deemed to
                                                ---------
have been satisfied upon the earlier of (x) the date as of which all of the Registrable Securities included therein shall have been disposed of pursuant to the Registration Statement, and (y) the date as of which such Demand Registration shall have been Continuously Effective for a period of 270 days.

               2.4.    A registration pursuant to this Section 2 shall be on
                                                       ---------
such appropriate registration form of the Commission as shall:

               (i) be selected by the Company and be reasonably acceptable to the Majority Selling Holders; and

               (ii) permit the disposition of the Registrable Securities in accordance with the intended method or methods of disposition specified in the request pursuant to Section 2.1(i); provided, however, that the Company shall
                    --------------  --------  -------
not be required to incur any additional unreasonable costs or expenses in connection with the requested method of distribution and such costs and expenses, if incurred, shall be paid by the Selling Holders.

               2.5.    If any registration pursuant to Section 2 involves an
                                                       ---------
underwritten offering (whether on a "firm", "best efforts" or "all reasonable efforts" basis or otherwise), or an agented offering, the Majority Selling Holders shall have the right to select the underwriter or underwriters and manager or managers to administer such underwritten offering or the placement agent or agents for such agented offering; provided, however, that each Person
                                           --------  -------
so selected shall be reasonably acceptable to the Company, which approval shall not be unreasonably withheld, delayed or denied.

               2.6. Whenever the Company shall effect a registration pursuant to this Section 2 in connection with an underwritten offering by one or more
        ---------
Selling Holders of Registrable Securities, if the Underwriters' Representative or the Agent advises each such Selling Holder in writing that, in its opinion, the amount of securities requested to be included in such offering (whether by Selling Holders or others) exceeds the amount which can be sold in such offering within a price range acceptable to the Majority Selling Holders, securities shall be included in such offering and the related registration, to the extent of the amount which can be sold within such price range, and on a pro rata basis among all Selling Holders, subject to the cut back priorities set forth in
Section 3.2.

               2.7.    Any request pursuant to Sections 2.1 or 3.1 for
                                               ------------    ---
registration of Registrable Securities must be made within 8 years from the date of this Agreement.

          Section 3.   Piggyback Registration.
                       ----------------------

               3.1. If at any time the Company proposes to register (including for this purpose a registration effected by the Company for shareholders of the Company other than the Holders) securities under the Securities Act in connection with the public offering solely for cash on Form S-1, S-2 or S-3 (or any replacement or successor forms), the Company shall promptly give each Holder of Registrable Securities written notice of such registration. Upon the written request of each Holder given within 20 days following the date of such notice, the Company shall cause to be included in such registration statement and use its best efforts to be registered under the Securities Act all the Registrable Securities that each such Holder shall have requested to be registered (a "Piggyback Registration"). The Company shall have
                               ----------------------
the absolute right to withdraw or cease to prepare or file any registration statement for any offering referred to in this Section 3 without any obligation
                                               ---------
or liability to any Holder.

               3.2. If the Underwriters' Representative or the Agent shall advise the Company in writing (with a copy to each Selling Holder) that, in its opinion, the amount of Registrable Securities requested to be included in such registration would materially adversely affect such offering, or the timing thereof, then the Company will include in such registration, to the extent of the amount and class which the Company is so advised can be sold without such material adverse effect in such offering:

               (i) first, all securities proposed to be sold by the Company for its own account;

               (ii) second, the Registrable Securities requested to be included in such registration by Holders pursuant to this Section 3, and all
                                                          ---------
other securities being registered pursuant to the exercise of contractual rights comparable to the rights granted in this Section 3, pro rata based on the
                                         ---------
estimated gross proceeds from the sale thereof; and

               (iii) third, all other securities requested to be included in such registration.

               3.3. Each Holder shall be entitled to have its Registrable Securities included in an unlimited number of Piggyback Registrations pursuant to this Section 3.
        ---------

               3.4. If the Company has previously filed a registration statement with respect to Registrable Securities pursuant to Section 2 or
                                                             ---------
pursuant to this Section 3, and if such previous registration has not been
                 ---------
withdrawn or abandoned, the Company will not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of 180 days has elapsed from the effective date of such a previous registration.

               3.5. If the Company has a current Shelf Registration which is effective and which includes Registrable Securities, and a request for registration is made pursuant to Sections 2.1 or 3.1 for other Registrable
                                 ------------    ---
Securities, the Company shall not be required to effect another Demand Registration; provided, however, that such other Registrable Securities included
              --------  -------
in such request can be and are included in such currently effective Shelf Registration through an amendment thereto and the Company promptly prepares and files with the Commission such amendment and such amendment becomes effective.

           Section 4.  Registration Procedures.  Whenever required under Section
                       -----------------------                           -------
2 or Section 3 to effect the registration of any Registrable Securities, the
-    ---------
Company shall, as expeditiously as practicable:

               4.1. Prepare and file with the Commission a registration statement with respect to such Registrable Securities and use the Company's best efforts to cause such registration statement to become effective; provided,
                                                                  --------
however, that before filing a registration statement or prospectus or any
-------
amendments or supplements thereto, including documents incorporated by reference after the initial filing of the registration statement and prior to effectiveness thereof, the Company shall furnish to one firm of counsel for the Selling Holders (selected by Majority Selling Holders) copies of all such documents in the form substantially as proposed to be filed with the Commission at least four (4) business days prior to filing for review and comment by such counsel, which opportunity to comment shall include an absolute right to control or contest disclosure if the applicable Selling Holder reasonably believes that it may be subject to controlling person liability under applicable securities laws with respect thereto.

               4.2. Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act and rules thereunder with respect to the disposition of all securities covered by such registration statement. If the registration is for an underwritten offering, the Company shall amend the registration statement or supplement the prospectus whenever required by the terms of the underwriting agreement entered into pursuant to Section 5.2. In
                                                             -----------
the event that any Registrable Securities included in a registration statement subject to, or required by, this Agreement remain unsold at the end of the period during which the Company is obligated to use its best efforts to maintain the effectiveness of such registration statement, the Company may file a post-effective amendment to the registration statement for the purpose of removing such Securities from registered status.

               4.3. Furnish to each Selling Holder of Registrable Securities, without charge, such numbers of copies of the registration statement, any pre-effective or post-effective amendment thereto, the prospectus, including each preliminary prospectus and any amendments or supplements thereto, in each case in conformity with the requirements of the Securities Act and the rules thereunder, and such other related documents as any such Selling Holder may reasonably request in order to facilitate the disposition of Registrable Securities owned by such Selling Holder.

               4.4.    Use the Company's best efforts:

               (i) to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such states or jurisdictions as shall be reasonably requested by the Underwriters' Representative or the Agent (as applicable, or if inapplicable, the Majority Selling Holders); and

               (ii) to obtain the withdrawal of any order suspending the effectiveness of a registration statement, or the lifting of any suspension of the qualification (or exemption from qualification) of the offer and transfer of any of the Registrable Securities in any jurisdiction, at the earliest possible moment;

provided, however, that the Company shall not be required in connection
--------  -------
therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

               4.5. In the event of any underwritten or agented offering, enter into and perform the Company's obligations under an underwriting or agency agreement (including indemnification and contribution obligations of underwriters or agents), in usual and customary form, with the managing underwriter or underwriters of or agents for such offering. The Company shall also cooperate with the Majority Selling Holders and the Underwriters' Representative or the Agent for such offering in the marketing of the Registrable Shares, including making available the Company's officers, accountants, counsel, premises, books and records for such purpose, but the Company shall not be required to incur any material out-of-pocket expense pursuant to this sentence.

          4.6. Promptly notify each Selling Holder of any stop order issued or threatened to be issued by the Commission in connection therewith (and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered).

          4.7. Make generally available to the Company's security holders copies of all periodic reports, proxy statements, and other information referred to in Section 10.1 and an earnings statement satisfying the provisions of
      ------------
Section 11(a) of the Securities Act no later than 90 days following the end of the 12-month period beginning with the first month of the Company's first fiscal quarter commencing after the effective date of each registration statement filed pursuant to this Agreement.

          4.8. Make available for inspection by any Selling Holder, any underwriter participating in such offering and the representatives of such Selling Holder and Underwriter (but not more than one firm of counsel to such Selling Holders), all financial and other information as shall be reasonably requested by them, and provide the Selling Holder, any underwriter participating in such offering and the representatives of such Selling Holder and Underwriter the opportunity to discuss the business affairs of the Company with its principal executives and independent public accountants who have certified the audited financial statements included in such registration statement, in each case all as necessary to enable them to exercise their due diligence responsibility under the Securities Act; provided, however, that information
                                         --------  -------
that the Company determines, in good faith, to be confidential and which the Company advises such Person in writing, is confidential shall not be disclosed unless such Person signs a confidentiality agreement reasonably satisfactory to the Company or the related Selling Holder of Registrable Securities agrees to be responsible for such Person's breach of confidentiality on terms reasonably satisfactory to the Company.

          4.9. Use the Company's best efforts to obtain a so-called "comfort letter" from its independent public accountants, and legal opinions of counsel to the Company addressed to the Selling Holders, in customary form and covering such matters of the type customarily covered by such letters, and in a form that shall be reasonably satisfactory to the Majority Selling Holders and the Underwriter's Representative, if any. The Company shall furnish to each Selling Holder, and the Underwriter's Representative, if any, a signed counterpart of any such comfort letter or legal opinion. Delivery of any such opinion or comfort letter shall be subject to the recipient furnishing such written representations or acknowledgements as are customarily provided by selling shareholders who receive such comfort letters or opinions.

          4.10. Provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement.

          4.11. Use all reasonable efforts to cause the Registrable Securities covered by such registration statement:

          (i) if the Common Stock is then listed on a securities exchange or included for quotation in a recognized trading market, to continue to be so listed or included for a reasonable period of time after the offering; and

               (ii) to be registered with or approved by such other United States or state governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the Selling Holders of Registrable Securities to consummate the disposition of such Registrable Securities.

               4.12. Use the Company's reasonable efforts to provide a CUSIP number for the Registrable Securities prior to the effective date of the first registration statement including Registrable Securities.

               4.13. Take such other actions as are reasonably required in order to expedite or facilitate the disposition of Registrable Securities included in each such registration.

          Section 5.   Holders' Obligations.  It shall be a condition precedent
                       --------------------
to the obligations of the Company to take any action pursuant to this Agreement with respect to the Registrable Securities of any Selling Holder of Registrable Securities that such Selling Holder shall:

               5.1. Furnish to the Company such information regarding such Selling Holder, the number of the Registrable Securities owned by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Selling Holder's Registrable Securities, and to cooperate with the Company in preparing such registration;

               5.2. Agree to sell their Registrable Securities to the underwriters at the same price and on substantially the same terms and conditions as the Company or the other Persons on whose behalf the registration statement was being filed have agreed to sell their securities, and to execute the underwriting agreement agreed to by the Majority Selling Holders (in the case of a registration under Section 2) or the Company and the Majority Selling
                             ---------
Holders (in the case of a registration under Section 3).
                                             ---------

          Section 6.   Expenses of Registration.  Expenses in connection with
                       ------------------------
registrations pursuant to this Agreement shall be allocated and paid as follows:

               6.1. With respect to each Demand Registration, the Company shall bear and pay all expenses incurred in connection with any registration, filing, or qualification of Registrable Securities with respect to such Demand Registrations for each Selling Holder (which right may be assigned to any Person to whom Registrable Securities are Transferred as permitted by Section 8),
                                                               ---------
including all registration, filing and National Association of Securities Dealers, Inc. fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the reasonable fees and disbursements of counsel for the Company, and of the Company's independent public accountants, including the expenses of "cold comfort" letters required by or incident to such performance and compliance, and the reasonable fees and disbursements of one firm of counsel for the Selling Holders of Registrable Securities (selected by Demanding Holders owning a majority of the Registrable Securities owned by Demanding Holders to be included in a Demand Registration) (the "Registration Expenses"), but excluding
                                         ---------------------
underwriting discounts and commissions relating to Registrable Securities (which shall be paid on a pro rata basis by the

Selling Holders) provided, however, that the Company shall not be required to
                 --------  -------
pay for any expenses of any registration proceeding begun pursuant to Section 2
                                                                      ---------
if the registration is subsequently withdrawn at the request of the Majority Selling Holders (in which case all Selling Holders shall bear such expense), unless Holders whose Registrable Securities constitute a majority of the Registrable Securities then outstanding agree that such withdrawn registration shall constitute one of the demand registrations under Section 2 hereof.
                                                       ---------

               6.2. The Company shall bear and pay all Registration Expenses incurred in connection with any Piggyback Registrations pursuant to Section 3
                                                                    ---------
for each Selling Holder (which right may be Transferred to any Person to whom Registrable Securities are Transferred as permitted by Section 8), but excluding
                                                       ---------
underwriting discounts and commissions relating to Registrable Securities (which shall be paid on a pro rata basis by the Selling Holders of Registrable Securities).

               6.3. Any failure of the Company to pay any Registration Expenses as required by this Section 6 shall not relieve the Company of its
                             ---------
obligations under this Agreement.

          Section 7.   Indemnification; Contribution.
                       -----------------------------

               7.1. If any Registrable Securities are included in a registration statement under this Agreement, to the extent permitted by applicable law, the Company shall indemnify and hold harmless each Selling Holder, each Person, if any, who controls such Selling Holder within the meaning of the Securities Act, and each officer, director, partner, and employee of such Selling Holder and such controlling Person, against any and all losses, claims, damages, liabilities and expenses (joint or several), including attorneys' fees and disbursements and expenses of investigation, incurred by such party pursuant to any actual or threatened action, suit, proceeding or investigation, or to which any of the foregoing Persons may become subject under the Securities Act, the Exchange Act or other federal or state laws, insofar as such losses, claims, damages, liabilities and expenses arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"):
                                                               ---------

               (i) Any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein, or any amendments or supplements thereto;

               (ii) The omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or

               (iii) Any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any applicable state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any applicable state securities law;

provided, however, that the indemnification required by this Section 7.1 shall
--------  -------                                            -----------
not apply to amounts paid in settlement of any such loss, claim, damage, liability or expense if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or expense to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished to the

Company by the indemnified party expressly for use in connection with such registration. The Company shall also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers, directors, agents and employees and each person who controls such persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to the same extent as provided above with respect to the indemnification of the Selling Holders; provided,
                                                                  --------
however, that the indemnity agreement contained in this Section 7 shall not
-------                                                 ---------
apply to any underwriter to the extent that any such loss is based on or arises out of an untrue statement or alleged untrue statement of a material fact, or an omission or alleged omission to state a material fact, contained in or omitted from any preliminary prospectus if the final prospectus shall correct such untrue statement or alleged untrue statement, or such omission or alleged omission, and a copy of the final prospectus has not been sent or given to such person at or prior to the confirmation of sale to such person if such underwriter was under an obligation to deliver such final prospectus and failed to do so.

          7.2. If any Registrable Securities are included in a registration statement under this Agreement, to the extent permitted by applicable law, each Selling Holder shall indemnify and hold harmless the Company, each of its directors, each of its officers who shall have signed the registration statement, each Person, if any, who controls the Company within the meaning of the Securities Act, any other Selling Holder, any controlling Person of any such other Selling Holder and each officer, director, partner, and employee of such other Selling Holder and such controlling Person, against any and all losses, claims, damages, liabilities and expenses (joint and several), including attorneys' fees and disbursements and expenses of investigation, incurred by such party pursuant to any actual or threatened action, suit, proceeding or investigation, or to which any of the foregoing Persons may otherwise become subject under the Securities Act, the Exchange Act or other federal or state laws, insofar as such losses, claims, damages, liabilities and expenses arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Selling Holder expressly for use in connection with such registration; provided, however, that (x) the
                                   --------  -------
indemnification required by this Section 7.2 shall not apply to amounts paid in
                                 -----------
settlement of any such loss, claim, damage, liability or expense if settlement is effected without the consent of the relevant Selling Holder of Registrable Securities, which consent shall not be unreasonably withheld, and (y) in no event shall the amount of any indemnity under this Section 7.2 exceed the gross
                                                   -----------
proceeds from the applicable offering received by such Selling Holder.

          7.3.   Promptly after receipt by an indemnified party under this
Section 7 of notice of the commencement of any action, suit, proceeding,
---------
investigation or threat thereof made in writing for which such indemnified party may make a claim under this Section 7, such indemnified party shall deliver to
                            ---------
the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall
                             --------  -------
have the right to retain its own counsel, with the fees and disbursements and expenses to be paid by the indemnifying party (as more fully set forth in clause
(iii) below). The failure to deliver written notice to the indemnifying party within a reasonable time following the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 7 but shall not relieve the
                                 ---------
indemnifying party of any liability that it may have to any indemnified party otherwise than pursuant to this Section 7. Any fees and expenses incurred by the
                                ---------
indemnified party (including any fees and expenses incurred in connection with investigating or preparing to defend such action or proceeding) shall be paid to the indemnified party, as incurred, within thirty (30) days of written notice thereof to the indemnifying party (regardless of whether it is ultimately determined that an indemnified party is not entitled to indemnification hereunder). Any such indemnified party shall have the right to employ separate counsel in any such action, claim or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be the expenses of such indemnified party unless (i) the indemnifying party has agreed to pay such fees and expenses or (ii) the indemnifying party shall have failed to promptly assume the defense of such action, claim or proceeding or (iii) the named parties to any such action, claim or proceeding (including any impleaded parties) include both such indemnified party and the indemnifying party, and such indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or in addition to those available to the indemnifying party and that the assertion of such defenses would create a conflict of interest such that counsel employed by the indemnifying party could not faithfully represent the indemnified party (in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action, claim or proceeding on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action, claim or proceeding or separate but substantially similar or related actions, claims or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for all such indemnified parties, unless in the reasonable judgment of such indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such action, claim or proceeding, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels). No indemnifying party shall be liable to an indemnified party for any settlement of any action, proceeding or claim without the written consent of the indemnifying party, which consent shall not be unreasonably withheld.

               7.4.    If the indemnification required by this Section 7 from
                                                               ---------
the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to in this Section 7:
     ---------

               (i) The indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any Violation has been committed by, or relates to information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such Violation. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 7.1 and
                                                           -----------
Section 7.2, any legal or other fees or expenses reasonably incurred by such
-----------
party in connection with any investigation or proceeding.

               (ii) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7.4 were determined by pro
                                           -----------
rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in Section 7.4(i). No Person
                                                    --------------
guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

               7.5.    If indemnification is available under this Section 7, the
                                                                  ---------
indemnifying parties shall indemnify each indemnified party to the full extent provided in this Section 8 without regard to the relative fault of such
                 ---------
indemnifying party or indemnified party or any other equitable consideration referred to in Section 7.4.
               -----------

               7.6. The obligations of the Company and the Selling Holders under this Section 7 shall survive the completion of any offering of Registrable
           ---------
Securities pursuant to a registration statement under this Agreement, and otherwise.

          Section 8.   Transfer of Registration Rights.  All rights of a Holder
                       -------------------------------
with respect to Registrable Securities pursuant to this Agreement may be Transferred by such Holder to any Person in connection with the Transfer of Registrable Securities to such Person, in all cases, if (x) any such Transferee that is not a party to this Agreement shall have executed and delivered to the Secretary of the Company a properly completed agreement substantially in the form of Exhibit A, and (y) the Transferor shall have delivered to the Secretary
        ---------
of the Company, no later than 15 days following the date of the Transfer, written notification of such Transfer setting forth the name of the Transferor, name and address of the Transferee, and the number of Registrable Securities which shall have been so Transferred.

          Section 9.   Holdback. Each Holder entitled pursuant to this Agreement
                       --------
to have Registrable Securities included in a registration statement prepared pursuant to this Agreement, if so requested by the Underwriters' Representative or the Agent in connection with an offering of any Registrable Securities, shall not effect any public sale or distribution of shares of Common Stock or any securities convertible into or exchangeable or exercisable for shares of Common Stock, including a sale pursuant to Rule 144 under the Securities Act (except as part of such underwritten or agented registration), during the 5-day period prior to, and during the [90]-day period beginning on, the date such registration statement is declared effective under the Securities Act by the Commission, provided that such Holder is timely notified of such effective date
            --------
in writing by the Company or such Underwriters' Representative or the Agent. In order to enforce the foregoing covenant, the Company shall be entitled to impose stop-transfer instructions with respect to the Registrable Securities of each Holder until the end of such period.

          Section 10.  Covenants of the Company.  The Company hereby agrees and
                       ------------------------
covenants as follows:

          10.1. The Company shall file as and when applicable, on a timely basis, all reports required to be filed by it under the Exchange Act. If the Company is not required to file reports pursuant to the Exchange Act, upon the request of any Holder of Registrable Securities, the Company shall make publicly available the information specified in subparagraph (c)(2) of Rule 144 of the Securities Act, and take such further action as may be reasonably required from time to time and as may be within the reasonable control of the Company, to enable the Holders to Transfer Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act or any similar rule or regulation hereafter adopted by the Commission.

          10.2. The Company shall not, and shall permit its majority owned subsidiaries to, effect any public sale or distribution of any shares of Common Stock or any securities convertible into or exchangeable or exercisable for shares of Common Stock, during the five business days prior to, and during the 90-day period beginning on, the commencement of a public distribution of the Registrable Securities pursuant to any registration statement prepared pursuant to this Agreement (other than by the Company pursuant to such registration if the registration is pursuant to Section 3). The Company shall not effect any
                                ---------
registration of its securities (other than on Form S-4, Form S-8, or any successor forms to such forms or pursuant to such other registration rights agreements as may be approved in writing by the Majority Selling Holders), or effect any public or private sale or distribution of any of its securities, including a sale pursuant to Regulation D under the Securities Act, whether on its own behalf or at the request of any holder or holders of such securities from the date of a request for a Demand Registration pursuant to Section 2.1
                                                                 -----------
until the earlier of (x) 90 days following the date as of which all securities covered by such Demand Registration statement shall have been Transferred, and
(y) [180] days following the effective date of such Demand Registration Statement, unless the Company shall have previously notified in writing all Selling Holders of the Company's desire to do so, and Selling Holders owning a majority of the Registrable Securities or the Underwriters' Representative, if any, shall have consented thereto in writing.

          10.3. The Company shall not, directly or indirectly, (x) enter into any merger, consolidation or reorganization in which the Company shall not be the surviving corporation or (y) Transfer or agree to Transfer all or substantially all the Company's assets, unless prior to such merger, consolidation, reorganization or asset Transfer, the surviving corporation or the Transferee, respectively, shall have agreed in writing to assume the obligations of the Company under this Agreement, and for that purpose references hereunder to "Registrable Securities" shall be deemed to include the securities which the Holders of Registrable Securities would be entitled to receive in exchange for Registrable Securities pursuant to any such merger, consolidation or reorganization.

          10.4. The Company shall not, without the consent of Holders owning Registrable Securities possessing two-thirds in number of the Registrable Securities then outstanding, grant to any Person (other than a Holder of Registrable Securities) any registration rights with respect to securities of the Company, or enter into any agreement, that would entitle the holder thereof to have securities owned by it included in a Demand Registration.

          Section 11.  Amendment, Modification and Waivers; Further Assurances.
                       -------------------------------------------------------

               (i) This Agreement may be amended with the consent of the Company and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent of Holders owning Registrable Securities possessing two-thirds in number of the Registrable Securities then outstanding to such amendment, action or omission to act.

               (ii) No waiver of any terms or conditions of this Agreement shall operate as a waiver of any other breach of such terms and conditions or any other term or condition, nor shall any failure to enforce any provision hereof operate as a waiver of such provision or of any other provision hereof. No written waiver hereunder, unless it by its own terms explicitly provides to the contrary, shall be construed to effect a continuing waiver of the provisions being waived and no such waiver in any instance shall constitute a waiver in any other instance or for any other purpose or impair the right of the party against whom such waiver is claimed in all other instances or for all other purposes to require full compliance with such provision.

               (iii) Each of the parties hereto shall execute all such further instruments and documents and take all such further action as any other party hereto may reasonably require in order to effectuate the terms and purposes of this Agreement.

          Section 12.  Assignment; Benefit.  This Agreement and all of the
                       -------------------
provisions hereof shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, assigns, executors, administrators or successors; provided, however, that except as specifically provided herein with
            --------  -------
respect to certain matters, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned or delegated by the Company without the prior written consent of Holders owning Registrable Securities possessing a majority in number of the Registrable Securities then outstanding on the date as of which such delegation or assignment is to become effective. A Holder may Transfer its rights hereunder to a successor in interest to the Registrable Securities owned by such assignor only as permitted by Section 8.
                                                                   ---------

          Section 13.  Miscellaneous.
                       -------------

               13.1.   Governing Law.  THIS AGREEMENT SHALL BE GOVERNED BY AND
                       -------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

               13.2.   Notices.  All notices and requests given pursuant to this
                       -------
Agreement shall be in writing and shall be made by hand-delivery, first-class mail (registered or certified, return receipt requested), confirmed facsimile or overnight air courier guaranteeing next business day delivery to the relevant address specified on Schedule 1 to this Agreement or in the relevant agreement
                     ----------
in the form of Exhibit A whereby such party became bound by the provisions of
               ---------
this Agreement. Except as otherwise provided in this Agreement, the date of each such notice and request shall be deemed to be, and the date on which each such notice and request shall be deemed given shall be: at the time delivered, if personally delivered or mailed; when receipt is acknowledged, if sent by facsimile; and the next business day after timely delivery to the courier, if sent by overnight air courier guaranteeing next business day delivery.

               13.3.  Entire Agreement; Integration.  This Agreement supersedes
                      -----------------------------
all prior agreements (other than the Merger Agreement, the Exchange Agreement and the Commitment Letter) between or among any of the parties hereto with respect to the subject matter contained herein and therein, and this Agreement embodies the entire understanding among the parties relating to the subject matter hereof.

               13.4.  Consent to Jurisdiction.  Each party hereto irrevocably
                      -----------------------
submits to the jurisdiction of courts sitting in New York, New York, for the purposes of any action, suit or other proceeding arising out of the Agreement or any transaction contemplated hereby. Each Party hereto agrees to commence any such action, suit or proceeding relating thereto either in the United States District Court for the Southern District of New York or, if, for jurisdictional reasons, such suit, action or other proceeding may not be brought in such court, in the Supreme Court of the State of New York, New York County. Each party hereto further agrees that service of any process, summons, notice or document by U.S. registered mail to such Party's respective address set forth above shall be effective service of process for any such action, suit or proceeding with respect to any matters to which it has submitted to jurisdiction as set forth above in this Section 13.4. Each party hereto irrevocably and unconditionally
              ------------
waives any objection to the laying of venue of any action, suit or proceeding described above in (x) the Supreme Court of the State of New York, New York County, or (y) the United States District Court for the Southern District of New York, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

               13.5.  Injunctive Relief. Each of the parties hereto acknowledges
                      -----------------
that in the event of a breach by any of them of any material provision of this Agreement, the aggrieved party may be without an adequate remedy at law. Each of the parties therefore agrees that in the event of such a breach hereof the aggrieved party may elect to institute and prosecute proceedings in any court of competent jurisdiction to enforce specific performance (without the requirement of posting bond) or to enjoin the continuing breach hereof. By seeking or obtaining any such relief, the aggrieved party shall not be precluded from seeking or obtaining any other relief to which it may be entitled.

               13.6.  Section Headings.  Section headings are for convenience of
                      ----------------
reference only and shall not affect the meaning of any provision of this Agreement.

               13.7.  Counterparts. This Agreement may be executed in any number
                      ------------
of counterparts, each of which shall be an original, and all of which shall together constitute one and the same instrument. All signatures need not be on the same counterpart.

               13.8.  Severability.  If any provision of this Agreement shall be
                      ------------
invalid or unenforceable, such invalidity or unenforceability shall not affect the validity and enforceability of the remaining provisions of this Agreement, unless the result thereof would be unreasonable, in which case the parties hereto shall negotiate in good faith as to appropriate amendments hereto.

               13.9.  Filing.  A copy of this Agreement and of all amendments
                      ------
thereto shall be filed at the principal executive office of the Company with the corporate recorder of the Company.

               13.10. Termination.  This Agreement may be terminated at any time
                      -----------
by a written instrument signed by the parties hereto. Unless sooner terminated in accordance with the preceding sentence, this Agreement (other than Section 7
                                                                      ---------
hereof) shall terminate in its entirety on such date as there shall be no Registrable Securities outstanding, provided that any shares of Common Stock
                                    --------
previously subject to this Agreement shall not be Registrable Securities following the sale of any such shares in an offering registered pursuant to this Agreement.

               13.11. Attorneys' Fees.  In any action or proceeding brought to
                      ---------------
enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees (including any fees incurred in any appeal) in addition to its costs and expenses and any other available remedy.

               13.12. No Third Party Beneficiaries.  Nothing herein expressed or
                      ----------------------------
implied is intended to confer upon any person, other than the parties hereto or their respective permitted assigns, successors, heirs and legal representatives, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

          IN WITNESS WHEREOF, this Registration Rights Agreement has been duly executed as of the date first above written.

                                              DAVEL COMMUNICATIONS, INC.

                                              By:_______________________________
                                              Authorized Signatory
                                              Name:
                                              Title:

                                              Address for Notices:

                                          PNC BANK, N.A.




                                          By:_________________________________
                                             Name: ___________________________
                                             Title:___________________________

                              ARK CLO 2000-I, LIMITED


                              By:___________________________________
                                 Name: _____________________________
                                 Title: ____________________________

                              U.S. BANK, NATIONAL ASSOCIATION


                              By:___________________________________
                                 Name: _____________________________
                                 Title: ____________________________

                              HELLER FINANCIAL, INC.


                              By:___________________________________
                                 Name: _____________________________
                                 Title: ____________________________

                              BNP PARIBAS


                              By:___________________________________
                                 Name: _____________________________
                                 Title: ____________________________


                              By:___________________________________
                                 Name: _____________________________
                                 Title: ____________________________

                              MORGAN STANLEY DEAN WITTER
                              PRIME INCOME TRUST


                              By:___________________________________
                                 Name: _____________________________
                                 Title: ____________________________

                              CERBERUS PARTNERS, L.P.

                              By:  Cerberus Associates, L.L.C., as General
                                   Partner


                              By:___________________________________
                                 Name: _____________________________
                                 Title: ____________________________

                              AMROC INVESTMENTS, LLC



                              By:  _________________________________
                                   Name: ___________________________
                                   Title: __________________________

                              FOOTHILL CAPITAL CORPORATION



                              By:  _________________________________
                                   Name: ___________________________
                                   Title: __________________________

                              FOOTHILL PARTNERS III, L.P.



                                By:  ___________________________
                                     Name: _____________________
                                     Title: ____________________

                         ABLECO FINANCE LLC, as a Holder and as agent for its affiliate assigns


                           By:  ____________________________
                                Name: ______________________
                                Title: _____________________

                                                                      SCHEDULE 1

                                List of Holders
                                ---------------

                                PNC BANK, N.A.
                            ARK CLO 2000-I, LIMITED
                        U.S. BANK, NATIONAL ASSOCIATION
                            HELLER FINANCIAL, INC.
                                  BNP PARIBAS
                 MORGAN STANLEY DEAN WITTER PRIME INCOME TRUST
                            CERBERUS PARTNERS, L.P.
                            AMROC INVESTMENTS, LLC
                         FOOTHILL CAPITAL CORPORATION
                          FOOTHILL PARTNERS III, L.P.
                              ABLECO FINANCE LLC

                  or, in each case, its designated affiliate

                                                                       EXHIBIT A

                                                                 to Registration
                                                                Rights Agreement

                             AGREEMENT TO BE BOUND
                     BY THE REGISTRATION RIGHTS AGREEMENT

          The undersigned, being the transferee of _______ shares of the common stock, $.01 par value per share [or describe other capital stock received in exchange for such common stock] (the "Registrable Securities"), of Davel
                                      ----------------------
Communications, Inc., a Delaware corporation (the "Company"), as a condition to
                                                   -------
the receipt of such Registrable Securities, acknowledges that matters pertaining to the registration of such Registrable Securities is governed by the Registration Rights Agreement dated as of February 19, 2002 initially among the Company and the Holders referred to therein (the "Agreement"), and the
                                                  ---------
undersigned hereby (1) acknowledges receipt of a copy of the Agreement, and (2) agrees to be bound as a Holder by the terms of the Agreement, as the same has been or may be amended from time to time.

          Agreed to this __ day of ______________, ______.



                              _________________________________

                              Address for Notices:

                              _________________________________

                              _________________________________

                                      A-1